As filed with the Securities and Exchange Commission on August 18, 2003
                                                              File No. 33-8982
                                                              ICA No. 811-4852

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                          Pre-Effective Amendment No. _____                 [ ]
                           Post-Effective Amendment No. 69                  [X]
                                         and
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        [X]
                                   ACT OF 1940
                                Amendment No. 70

                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                    Copy to:

George Stevens                               Jay G. Baris
BISYS Fund Services Ohio, Inc.               Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                            919 Third Avenue
Columbus, Ohio 43219                         New York, New York 10022
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_|   Immediately upon filing pursuant to       |_|   on (date) pursuant to
      paragraph (b)                                   paragraph (b)
|_|   60 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(1)                                paragraph (a)(1)
|X|   75 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(2)                                paragraph (a)(2) of rule
                                                      485.
If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

6                                EXPLANATORY NOTE

The prospectus included in this post-effective amendment no. 69 relates only to the Focused Growth Fund, a new series of The Victory Portfolios ("Registrant"). Each of the prospectuses for Registrant's remaining series is dated March 1, 2003.

The statement of additional information in this post-effective amendment no. 69 relates to all of Registrant's series, except for the International Fund, which Registrant anticipates will be reorganized and liquidated by November 1, 2003.

Prospectus


Equity Fund

Focused Growth Fund
Class A, C and R Shares

VictoryConnect.com
800-539-FUND
(800-539-3863)

November 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)

The Victory Portfolios


Key to Fund Information


Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in the Fund.


Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.


Shares of the Fund are:

o    Not insured by the FDIC;

o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

o Subject to investment risks, including possible loss of the amount invested.


                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective, principal strategies, principal risks, and expenses of the Fund.


Investments                                                           4


Risk Factors                                                          5


Share Price                                                           6


Dividends, Distributions, and Taxes                                   6


Investing with Victory
      * Choosing a Share Class                                        8
      * How to Buy Shares                                            12
      * How to Exchange Shares                                       14
      * How to Sell Shares                                           15


Organization and Management of the Fund                              17


Additional Information                                               19

Focused Growth Fund

Risk/Return Summary


CLASS A SHARES
Cusip#:
Ticker:

CLASS C SHARES
Cusip#:
Ticker:

CLASS R SHARES
Cusip#:
Ticker:

Victory Capital Management Inc., will be referred to as the "Adviser" throughout this Prospectus, and manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference.


Introduction

This Prospectus explains what you should know about the Focused Growth Fund (the Fund). Before you invest, please read it carefully.


Who May Want to Invest in the Fund

     * Investors willing to accept the risk of price and dividend fluctuations

     * Investors willing to accept higher risk in return for higher potential returns

     * Long-term investors with a particular goal, like saving for retirement or a child's education


Investment Objective

The Fund seeks to provide long-term capital appreciation.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in U.S. equity securities of companies whose growth prospects appear to exceed those of the overall market. The issuers usually are listed on a nationally recognized exchange.

     Under normal market conditions, the Fund will invest primarily in large capitalization stocks, that are so classified at the time of purchase. The Fund may also invest in mid-capitalization stocks.

     In making investment decisions for the Fund, the Adviser will invest the Fund's assets in stocks of approximately 20-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. The Adviser analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills and perceived prospects for earnings growth when deciding which stocks to buy and sell for the Fund.

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     *    The market value of securities acquired by the Fund declines.

     * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     * Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

     * The portfolio manager does not execute the Fund's principal investment strategies effectively.

     *    A company's earnings do not increase as expected.

     The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)              Class A   Class C    Class R

Maximum Sales Charge
Imposed on Purchases             5.75%      NONE       NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge     NONE(2)  1.00%(3)    NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends           NONE      NONE       NONE

Redemption or Exchange Fees       NONE      NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                  0.75%     0.75%      0.75%

Distribution (12b-1) Fees        0.00%     1.00%      0.50%

Other Expenses(4)                0.90%     0.75%      0.75%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses    1.65%     2.50%      2.00%

Fee Waiver/
Expense Reimbursement           (0.50)%   (0.60)%    (0.60)%

Net Expenses(5)                  1.15%     1.90%      1.40%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4)  Estimated.

(5) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class A, Class C and Class R Shares of the Fund do not exceed 1.15%, 1.90% and 1.40%, respectively, until at least November 1, 2004.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year                  3 Years

Class A                 $685                   $1,019

Class C(2)              $293                   $  721

Class C(3)              $193                   $  721

Class R                 $143                   $  569



(1) Assumes that net operating expenses for the Fund's Class A, Class C and Class R Shares will equal 1.15%, 1.90%, and 1.40%, respectively, until November 1, 2004 and thereafter will equal 1.65%, 2.50%, and 2.00%, respectively.

(2)  If you sell your shares at the end of the period.

(3)  If you do not sell your shares at the end of the period.

Investments

The following describes some of the types of securities the Fund may purchase under normal circumstances to achieve its investment objectives. The Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the Fund's investment in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.


Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.


Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).


Investment Companies.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Fund.


General risks:

     * Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     * Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:

     * Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with non-diversification:

     * A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in the Fund is not a complete investment program.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Fund may price its investments at fair value according to procedures approved by the Board of Trustees. Each class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

        Total Assets - Liabilities
NAV =  ----------------------------
       Number of Shares Outstanding

     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 800-539-3863 or by visiting the Fund's website at VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.


     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.


Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.


Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     * All or a portion of the qualified dividends from the Fund received by noncorporate shareholders may be taxable as long-term capital gains. Non-qualified dividends, dividends received by corporate shareholders and short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gain.

     * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     * An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

     * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     * Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

     * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     * The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

     * You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C or Class R Shares of the Fund. Class R Shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Choosing a Share Class

The Fund offers Class A Shares, C Shares and R Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.

*    Lower annual expenses than Class C or Class R Shares.


CLASS C

* No front-end sales charge. All your money goes to work for you right away.

*    Higher expenses than Class A or Class R Shares.

* A deferred sales charge if you sell your shares within twelve months of their purchase.


CLASS R

* No front-end sales charge. All your money goes to work for you right away.

*    Class R Shares are only available to certain investors.

*    Higher expenses than Class A Shares.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                  Sales Charge            Sales Charge
                                    as a % of               as a % of
Your Investment in the Fund      Offering Price          Your Investment

Up to $49,999                         5.75%                   6.10%

$50,000 up to $99,999                 4.50%                   4.71%

$100,000 up to $249,999               3.50%                   3.63%

$250,000 up to $499,999               2.50%                   2.56%

$500,000 up to $999,999               2.00%                   2.04%

$1,000,000 and above*                 0.00%                   0.00%


*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


Calculation of Sales Charges -- Class C

You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.

     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to the CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


Eligibility Requirements to Purchase Class R Shares

Class R Shares may only be purchased by:

* Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

*    IRA rollovers from such plans if a Victory Class R was offered; or

* Shareholders of other Victory Funds who owned Class R Shares (formerly Class G Shares) on December 31, 2002.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.


Sales Charge Reductions and Waivers for Class A Shares You may reduce or eliminate the sales charge in the following cases:

     1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.

     2. Rights of Accumulation allow you to add the value of any Class A Shares (excluding Victory Funds sold without a sales charge) you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

     3. You can combine Class A Shares of multiple Victory Funds, (excluding Victory Funds sold without a sales charge) for purposes of calculating the sales charge. This combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

          b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account.

          d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

          e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000. IRA rollovers from such plans, if a Victory Class A Share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 1.00% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

          f.   Purchases by participants in the Victory Investment Program.

          g. Shareholders who qualified under Fund rules previously in effect.

          h. NAV transfers. If you sell shares of a mutual fund (other than a Victory Fund) and previously paid a front-end sales charge, you may invest your redemption proceeds in Class A Shares of any Fund at net asset value, without paying a sales charge.


Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders,

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor a "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class R Shares and Class C Shares of the Fund.

     Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund's average daily net assets of its Class R Shares. The fee is paid for general distribution services, for selling Class R Shares of the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C Shares. Of this amount, 0.75% of the Fund's Class C Shares average daily net assets will be paid for general distribution services and for selling Class C Shares. The Fund will pay 0.25% of its Class C Shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C Shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class R and Class C Shares do not convert into any other class of shares.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of the Fund. Class A Shares do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Fund. These amounts would be in addition to amounts paid by the Fund under either the Shareholder Servicing Plan or a Distribution and Servicing Plan.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for Victory Simple IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and is unrelated to, the fees and expenses charged by the Fund.

     If you buy shares directly from the Fund and your investment is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.


Make your check payable to: The Victory Funds


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of VictoryConnect.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


Keep these addresses handy for purchases, exchanges, or redemptions.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

You can exchange shares of the Fund by calling 800-539-FUND, at VictoryConnect.com, or by writing Victory. When you exchange shares of the Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase and any other eligibility requirements for the Victory Fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

* A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the Victory Fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling
800-539-FUND or by visiting VictoryConnect.com

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will normally be processed the same day. You cannot redeem your shares at VictoryConnect.com.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

*    Mail a check to the address of record;

*    Wire funds to a previously designated domestic financial institution;

*    Mail a check to a previously designated alternate address; or

*    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

*    Your account registration has changed within the last 15 days;

*    The check is not being mailed to the address on your account;

*    The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

     * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

     * The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     * The Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     * The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to its shareholders. Each of these organizations is paid a fee for its services.


About Victory

The Fund is a member of The Victory Portfolios, a group of 23 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a wholly-owned subsidiary of KeyBank National Association, through its Victory NewBridge Capital Management division ("Victory NewBridge"), oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $63.3 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     The Adviser will be paid in advisory fees based on a percentage of the average daily net assets of the Fund (before waivers) as follows:

               0.75% on first $400 million

               0.65% on next $400 million

               0.60% in excess of $800 million

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.03% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


Portfolio Management

A committee of the Adviser manages the Fund's investments. No one person is primarily responsible for making investment recommendations.


Committee

James B. Cowperthwait, Sr. is a Senior Managing Director and Chief Investment Officer for Victory NewBridge. In his capacity as CIO, Mr. Cowperthwait oversees the investment decisions for the Victory NewBridge large capitalization growth product. From 1999 to July 2003, he served as Chairman and CIO of NewBridge Partners, LLC. Prior to 1999, Mr. Cowperthwait was the President and CIO of the Campbell, Cowperthwait division of U.S. Trust Company.

Erick F. Maronak is a Managing Director of Victory NewBridge. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC. Prior to 1999, he was the Director of Research and Portfolio Manager for the Campbell, Cowperthwait division of U.S. Trust Company.

William G. Kenney is a Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Kenney was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, he was a Portfolio Manager/Analyst of the Campbell, Cowperthwait division of U.S. Trust Company.

Jason E. Dahl, a Chartered Financial Analyst Charter Holder, is a
Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Dahl was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Dahl was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Scott R. Kefer, a Chartered Financial Analyst Charter Holder, is a
Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Kefer was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Kefer was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Michael B. Koskuba is a Managing Director of Victory NewBridge. From
1999 to July 2003, Mr. Koskuba was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Koskuba was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Cynthia J. Starke is a Managing Director of Victory NewBridge. From 1999 to July 2003, Ms. Starke was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Ms. Starke was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

OPERATIONAL STRUCTURE OF THE FUND


TRUSTEES


ADVISER


SHAREHOLDERS


FINANCIAL SERVICES FIRMS AND
THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Fund, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Fund.


CUSTODIAN

KeyBank National Association
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Fund's investments and cash, and settles trades made by the Fund.


SUB-ADMINISTRATOR

Victory Capital Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.


The Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information


Some additional information you should know about the Fund.


Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent auditors for the Fund. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.

       If you would like to receive additional copies of any materials, please call the Fund at

                                800-539-FUND.

                   This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535


If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus. If you would like to receive copies of the SAI at no charge, please call the Fund at 800-539-FUND (800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).

By mail:

      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852

                                                           VF-FGF-PRO (11/03)

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

Balanced Fund                  Gradison Government Reserves Fund    Prime Obligations Fund
Convertible Fund               Growth Fund                          Real Estate Fund
Diversified Stock Fund         Institutional Money Market Fund      Small Company Opportunity Fund
Established Value Fund         Intermediate Income Fund             Special Value Fund
Federal Money Market Fund      National Municipal Bond Fund         Stock Index Fund
Financial Reserves Fund        New York Municipal Bond Fund         Tax-Free Money Market Fund
Focused Growth Fund            Ohio Municipal Bond Fund             Value Fund
Fund for Income                Ohio Municipal Money Market Fund


                   March 1, 2003, as revised November 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus of the Focused Growth Fund is dated November 1, 2003 and the Prospectus of each other Fund is dated March 1, 2003. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Victory Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds' audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the six months ended April 30, 2003 are incorporated in this SAI by reference to the Funds' 2002 annual report to shareholders, and semi-annual report to shareholders dated as of April 30, 2003, respectively (File No. 811-4852). You may obtain a copy of the Funds' latest annual and semi-annual reports at no charge by request to the Funds at the address or phone number noted above.

INVESTMENT ADVISER and                   DIVIDEND DISBURSING AGENT and
SUB-ADMINISTRATOR                        SERVICING AGENT
Victory Capital Management Inc.          BISYS Fund Services Ohio, Inc.

ADMINISTRATOR                            CUSTODIAN
BISYS Fund Services, Inc.                KeyBank National Association

DISTRIBUTOR                              INDEPENDENT AUDITORS
BISYS Fund Services Limited Partnership  PricewaterhouseCoopers LLP

TRANSFER AGENT                           COUNSEL
BISYS Fund Services Ohio, Inc.           Kramer Levin Naftalis & Frankel LLP


                                Table of Contents
                                                                            Page

General Information..........................................................1
Investment Objectives, Policies and Limitations..............................2
Instruments in Which the Funds Can Invest...................................12
  Corporate and Short-Term Obligations......................................13
  International and Foreign Debt Securities.................................15
  Variable and Adjustable Rate Debt Securities..............................16
  Receipts and Zero Coupon Bonds............................................17
  Investment Grade and High Quality Securities..............................18
  High-Yield Debt Securities................................................18
  Loans and Other Direct Debt Instruments...................................19
  U.S. Government Securities................................................19
  Municipal Securities......................................................20
  Ohio Tax-Exempt Obligations...............................................24
  New York Tax-Exempt Obligations...........................................33
  Mortgage- and Asset-Backed Securities.....................................38
  Foreign Investments.......................................................41

  Forward Contracts.........................................................42
  Futures and Options.......................................................43
  Other Investments.........................................................46
Investment Strategies.......................................................48
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities........51
Performance.................................................................53
Additional Purchase, Exchange and Redemption Information....................63
Dividends and Distributions.................................................69
Taxes.......................................................................70
Trustees and Officers.......................................................78
Advisory and Other Contracts................................................83
Additional Information......................................................96
Appendix...................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Victory Portfolios (the "Trust") was organized as a Delaware statutory trust (formerly referred to as a "business trust") on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust consists of 29 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in the 23 Funds described in this SAI. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund
(Long) and National Municipal Bond Fund (Short-Intermediate).

During the fiscal year ended October 31, 2003, the Trust also included five other series, four of which (the LifeChoice Conservative Investor, LifeChoice Moderate Investor, LifeChoice Growth Investor and Nasdaq-100 Index(R) Funds) were liquidated on March 28, 2003. Shareholders of a fifth series, the International Fund, approved the reorganization of their Fund with Templeton Foreign Fund, a series of Templeton Funds, Inc., which was completed on October 27, 2003.

This SAI relates to the shares of 23 of the 29 Funds and their respective classes, which are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:

Equity Funds:        Diversified Stock Fund, Class A, C and R Shares
                     Established Value Fund, Class A, C and R Shares
                     Focused Growth Fund, Class A, C and R Shares
                     Growth Fund, Class A, C and R Shares
                     Small Company Opportunity Fund, Class A, C and R Shares
                     Special Value Fund, Class A, C and R Shares
                     Stock Index Fund, Class A and R Shares
                     Value Fund, Class A, C and R Shares

Specialty Funds:     Convertible Fund, Class A Shares
                     Balanced Fund, Class A, C and R Shares
                     Real Estate Fund, Class A, C and R Shares

Fixed Income Funds:  Taxable Fixed Income Funds:
                     Fund for Income, Class A, C and R Shares
                     Intermediate Income Fund, Class A Shares

                     Tax-Exempt Fixed Income Funds:
                     National Municipal Bond Fund, Class A Shares
                     New York Municipal Bond Fund, Class A Shares
                     Ohio Municipal Bond Fund, Class A Shares

Money Market  Funds: Federal  Money  Market  Fund,  Select  and Investor  Shares
                     Financial  Reserves Fund,  Class A Shares
                     Gradison  Government Reserves Fund, Trust, Select and Class
                        C  Shares
                     Institutional  Money  Market  Fund,  Select  and
                        Investor Shares
                     Ohio Municipal  Money Market Fund,  Class A Shares
                     Prime  Obligations  Fund,  Class A Shares
                     Tax-Free Money Market Fund, Class A Shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus.

A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Five Funds are sub-classified as non-diversified investment companies: the Focused Growth, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond and Real Estate Funds. All the other Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the "Board" or the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

1.    Senior Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may issue any senior security (as defined in the 1940 Act), except that
(a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.

None of the Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.    Underwriting.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Neither the Established Value Fund nor the Gradison Government Reserves Fund will underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

None of the Federal Money Market, Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.    Borrowing.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value
Funds may borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments. Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not exceeding 5% of its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. This fundamental limitation is construed in conformity with the 1940 Act and, if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

None of the New York Municipal Bond, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and
(b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.    Real Estate.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The  Institutional   Money  Market  Fund  may  not  buy  or  sell  real  estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

None of the Prime  Obligations,  Small  Company  Opportunity  or Tax-Free  Money
Market Funds may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

5.    Lending.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value
Funds may make loans, except each such Fund, consistent with its investment program, may (a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders. Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit ("CDs"), high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section,
"Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus. The Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons,  except
(a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

The New York Municipal Bond Fund may not make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities that is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not lend any of its assets, except through (a) the purchase of a portion of an issue of publicly distributed debt instruments; (b) repurchase agreements; or (c) the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.    Commodities.

None of the Balanced, Growth, Special Value or Value Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Neither the Convertible Fund nor the Federal Money Market Fund may deal in commodities or commodity contracts.

None of the Diversified Stock, Focused Growth, Intermediate Income, Ohio Municipal Bond, Prime Obligations, Real Estate, Small Company Opportunity, Stock Index or Tax-Free Money Market Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Financial Reserves Fund may not buy or sell commodities, or commodity (futures) contracts.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

Neither the New York Municipal Bond Fund nor the Ohio Municipal Money Market Fund may purchase or sell commodities or commodity contracts.

7.    Joint Trading Accounts.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.    Diversification.

The Small Company Opportunity Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Fund will not concentrate more than 25% of its total assets in any one industry.

The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities. However, in complying with Rule 2a-7 under the 1940 Act, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of CDs, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if Victory Capital Management Inc. (the "Adviser") believes such a strategy to be prudent. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

9.    Concentration.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      o Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

      o When investing in industrial development bonds, each of the National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments. Neither of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

      o Notwithstanding the foregoing, the Real Estate Fund will concentrate its investments in securities in the real estate industry.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The New York Municipal Bond Fund may not, with respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days; and invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds. The Fund also reserves the right to concentrate investments in municipal securities that are secured by domestic bank letters of credit or guaranteed by domestic banks.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      o With respect to the Prime Obligations and Tax-Free Money Market Funds, there is no limitation with respect to CDs and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

      o     With respect to the Tax-Free  Money  Market  Fund,  this  limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

10.   Miscellaneous.

      a.    Tax-exempt income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.

      b.    Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

      c.    Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

      d.    Securities of Other Investment Companies.

Neither the Convertible Fund nor the Federal Money Market Fund may purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

      e.    Illiquid and Restricted Securities.

The Federal  Money Market Fund may not invest more than 10% of its net assets in
(i) securities  restricted as to disposition under the federal  securities laws,
(ii) securities as to which there are no readily available market quotations, or
(iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

The New York Municipal Bond Fund may not enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days.

      f.    Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

      g.    Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

      h.    Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is, or becomes, a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

      i.    Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1.    Illiquid Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Institutional Money Market, Intermediate Income, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.    Short Sales and Purchases on Margin.

None of the Balanced, Diversified Stock, Focused Growth, Growth, Intermediate Income, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

Neither the Financial Reserves Fund nor the Institutional  Money Market Fund may
(1) purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

Neither the Fund for Income nor any of the New York Municipal Bond, Gradison Government Reserves or Ohio Municipal Money Market Funds may make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Small Company Opportunity Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.    Other Investment Companies.

No Funds may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Growth, Institutional Money Market, Intermediate Income, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may invest up to 5% of its total assets in the securities of any one investment company, but none of these Funds may own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.    Miscellaneous.

      a.    Investment grade obligations.

None of the National Municipal Bond, New York Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

      b.    Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

      c.    Foreign Issuers.

The Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

      d.    Unseasoned Issuers.

Neither the Convertible Fund nor the Federal Money Market Fund may invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

      e.    Mortgage, Pledge or Hypothecation of Securities or Assets.

Neither the Convertible Fund nor the Federal Money Market Fund may pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

      f.    Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.

5.    Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association ("GNMA"); and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHLMC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's NAV.

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic  Convertibles.  The  Convertible  Fund also may  invest in  "synthetic convertibles." A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights. Each of the Convertible, Diversified Stock, Focused Growth, Growth, Intermediate Income, Real Estate, Small Company Opportunity, Special Value and Value Funds may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Real Estate Fund has no limits on investing in REITs. Each of the Balanced, Convertible, Diversified Stock, Established Value, Small Company Opportunity, Special Value and Value Funds may invest up to 25% of its total assets in REITs. Each of the Focused Growth, Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. Each of the Balanced, Special Value, Stock Index and Real Estate Funds may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Tax-Exempt Fixed Income Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 25% of its total assets in Eurodollar obligations. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in these instruments.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its net assets in short-term funding agreements.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income Fund may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. The Intermediate Income Fund may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Each of the Balanced, Convertible and Intermediate Income Funds may invest up to 35% of its total assets in variable amount master demand notes. Each of the Diversified Stock, Focused Growth, Growth, Ohio Municipal Money Market, Real Estate, Special Value, Tax-Free Money Market and Value Funds and the Tax-Exempt Fixed Income Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank's cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. Each of the Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs") and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. Each of the Diversified Stock, Established Value, Focused Growth, Growth, Intermediate Income, Real Estate, Small Company Opportunity, Stock Index and Value Funds may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and Tax-Exempt Fixed Income Funds may invest in zero coupon bonds without limit. The Gradison Government Reserves Fund may invest in zero coupon U.S. government securities without limit. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest in tax-exempt zero coupon bonds without limit. Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities.

The Funds may invest in "investment grade" obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated "Ba" to "C" by Moody's or "BB" to "C" by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Fund. The Convertible Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Fund may make substantial investments in securities rated "Baa," "Ba," "B" or "Caa" by Moody's and "BBB," "BB," "B" or "CCC" by S&P.

The Convertible Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated "Ba" or lower by Moody's or "BB" or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in loan participations.

U.S. Government Securities.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. The Convertible Fund may invest up to 35% of its total assets in these securities. Each of the Ohio Municipal Money Market Fund, the Tax-Exempt Fixed Income Funds, and the Diversified Stock, Established Value, Focused Growth, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority ("TVA"); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Tax-Exempt Fixed Income Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Tax-Exempt Fixed Income Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Tax-Exempt Fixed Income Fund. In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds. Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

      Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

            General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

            Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

            Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

            Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

            Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

            Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

            Banking. In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund. These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Tax-Exempt Fixed Income Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Tax-Exempt Fixed Income Fund currently intends to invest in below-investment grade municipal securities. However, each Tax-Exempt Fixed Income Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Tax-Exempt Fixed Income Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each such Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. These Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of "A-1" and "A-2." In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Tax-Exempt Fixed Income Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of these Funds' holdings would be affected and the Board would reevaluate these Funds' investment objective and policies.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities  to obtain  funds to  provide  certain  privately  operated  housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Additional Information Concerning Ohio Issuers. The Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of November 18, 2002, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy; with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund or the Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

---------------------------------------------
   Biennium      Fund Balance   Cash Balance
---------------------------------------------
    1992-93      $111,013,000   $ 393,634,000
---------------------------------------------
    1994-95       928,019,000   1,312,234,000
---------------------------------------------
    1996-97       834,933,000   1,367,750,000
---------------------------------------------
    1998-99       976,778,000   1,512,528,000
---------------------------------------------
    2000-01       219,414,000     817,069,000
---------------------------------------------

Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current biennia.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer unnecessary.

Current Biennium. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001 and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

o Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

o Appropriated an additional $10 million from the BSF to an emergency purposes fund.

o Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

Executive and legislative actions were taken based on the then new OBM estimates, including:

o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations) and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

o Then in December the General assembly passed legislation, more significant aspects of which included:

      o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

      o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.

      o Reducing appropriation-spending authorizations for the legislative and judicial branches.

      o Making certain tax-related changes (including accelerating the time for certain payments).

      o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

These  updated  estimates  of GRF revenue  shortfalls  were  approximately  $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken for FY 2002 and have been and will be taken as necessary to ensure a positive GRF fund balance for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation that provides for, among other things:

o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

o Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

o Increased cigarette tax by 31(cent) per pack (to a total of 55(cent) a pack). The increase was and is estimated by OBM to produce approximately $283 million in FY 2003.

o Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004) and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283 million in FY 2003.

o     Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001.

FY 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

On July 1, 2002, the first day of the new FY, the Governor ordered a total of approximately $375 million in GRF spending cutbacks for FY 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent and ad valorem property tax relief payments (made to local taxing entities).

OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been distributed under the standard formula.

Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) OBM expenditure estimates have not included additional expenditures pursuant to the latest Supreme Court order; as noted below the motion requested reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.

The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception in both cases is for any debts incurred to repel invasion, suppress insurrection or defend the State in war.)

By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. On November 18, 2002, over $3.26 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date authorized to be incurred were portions of the highway bonds and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.8 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.2 billion outstanding); (c) the conservation purposes bonds referred to below ($48 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($161.3 million outstanding, with no more than $50 million to be issued in any one year).

A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A 1999 constitutional amendment authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($891.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($897.7 million outstanding or awaiting delivery).

That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes are special obligations of the State payable from particular revenues and receipts designated by the General Assembly (currently a portion of State liquor profits).

The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements and arrangements to be approximately $66.9 million (of which $62.3 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements and arrangements are subject to biennial appropriations, with the lease or payment terms as to the State being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A

1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, both of which would require action by the General Assembly, are:

o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings and equipment sufficient for all students to be afforded an educational opportunity.

A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities and one township are in "fiscal emergency" status and five municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with five on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

New York Tax-Exempt Obligations.

The New York Municipal Bond Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which this Fund will invest will change from time to time. This Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities.

The following information constitutes only a brief summary of a number of the complex factors that may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is principally derived from the Annual Information Statement of the State of New York dated May 30, 2003 and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this SAI. The Fund has not independently verified this information and the Fund assumes no responsibility for the completeness or accuracy of this information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. This Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Municipal Bond Fund may invest in municipal securities issued by the State of New York, by its various public bodies and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

      State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Because the September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state, not surprisingly, the State's economy is only now emerging from the most recent recession. The State's Division of the Budget ("DOB") now estimates that State employment fell 1.8% in 2002, and wage income is estimated to have declined 3.8%. The unemployment rate for 2002 was 6.1% and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

      State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget that contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates that include a revised cash-basis state financial plan, and an explanation of any changes from the previous financial plan.

The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06. The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

      Financial Plan. The 2003-04 Financial Plan forecasts receipts and disbursements for the fiscal year. DOB's economic forecast and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in federal law. In criminal justice, estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

      Debt Limits And Outstanding Debt. There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The Debt Reform Act of 2000 does, however, limit new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds, however, must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

The State may undertake short-term borrowings without voter approval in anticipation of the receipt of tax revenue (tax and revenue anticipation notes) and proceeds from the sale of bonds (bond anticipation notes). The State also may, under the State Constitution, directly guarantee certain obligations of its authorities and public benefit corporations ("Authorities"). Payments of debt service on New York general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as highway, bridge or tunnel tolls, public utility service charges, housing rentals, and medical care occupancy charges. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses. The Metropolitan Transportation Authority, which oversees the operation of subway, commuter rail and bus services in the New York metropolitan area, receives the bulk of these ongoing appropriations. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities, to be made to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      New York State's Fund Structure. New York accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General
Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and dedicated funds, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of: (1) the General Fund (receives most of the State's tax revenue and accounts for spending on programs not supported by dedicated fees and revenues); (2) Special Revenue Funds (receive federal grants, dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and Authority long-term bonds). Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations).

All Governmental Funds spending is estimated at $94.47 billion, an increase of 3.9%, comprised of State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in federal spending is primarily due to increases for Medicaid, offset by declines in welfare, World Trade Center costs and education.

      General Fund. Total General Fund receipts are projected to be $39.84 billion, an increase of $544 million. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and video lottery terminals.

      Tax Receipts. Personal income tax receipts are projected to decrease by $506 million, due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase.

      Disbursements. Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion, an increase of $1.32 billion (3.4%), primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs, higher costs for General State Charges mostly due to pensions and health insurance, additional spending for member items, and growth in Medicaid, offset by lower State Operations spending. Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid, school aid, funding for member items, higher education, handicapped/all other education programs, and welfare programs.

Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools and for the State's share of Medicaid payments to medical providers. Spending in local assistance is estimated at $28.01 billion, an increase of $1.30 billion (4.9%), primarily attributable to welfare assistance programs, Medicaid, additional spending in the Community Projects Fund, higher spending for the Higher Education Service Corporation and various other local assistance programs.

General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion, an increase of $34 million. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million. Medicaid spending is estimated at $6.27 billion, an increase of $318 million (5.3%), primarily attributable to expected underlying spending growth, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients, the federally-mandated phase out of the nursing home intergovernmental transfers, and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs.

Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2%), due primarily to the use of federal funds to offset welfare spending and the increased cost of the welfare caseload. Spending for all other local assistance programs will total $7.18 billion, an increase of $366 million (5.4%), largely attributable to additional spending for member items, increased spending for children and family services, public health programs, mental hygiene programs, and various other local assistance programs.

State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million (7.1%), resulting from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, various actions to restrain agency spending, anticipated state university tuition increases, and federal support of mental hygiene programs.

The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001, when the Governor announced a series of cost savings actions following the World Trade Center attacks. General State charges, which account for the costs of fringe benefits for State employees and retirees are estimated at $3.20 billion, an increase of $467 million (17%), primarily attributable to higher pension and health insurance costs.

      State Funds. State Funds disbursements are projected at $61.09 billion, an increase of $3.38 billion (5.8%). Of this amount, $1.32 billion is due to a net increase in General Fund spending and $2.05 billion is due to growth in other State funds.

      New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of the City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and related entities to market their securities successfully in the public credit markets.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") and an entity empowered to issue debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

For its normal operations, the City depends on State aid to enable it to balance its budget and to meet its cash requirements. The State may reduce aid from amounts currently projected, and delays in adopting State budgets or enacting interim appropriations could have adverse impacts on the City's cash flow or expenditures.

The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget, including agency actions and actions to be taken by federal and State governments and municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

On January 28, 2003, the City modified its four-year financial plan by projecting significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflecting higher pension costs. This modification also reflected the implementation of an 18.49% property tax increase that took effect January 1, 2003, as well as agency actions to reduce planned spending and increased revenues.

On April 15, 2003 the City released the Executive Budget for FY 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget, the budget gap was projected to be $3.8 billion. The plan anticipated closing this budget gap through a gap-closing program, state actions, a streamlining of the delivery of social services federal programs, and revenue from airport leases.

Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs that, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

      Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases challenge the validity of:
(1) agreements and treaties by which various Indian tribes transferred to the State title to land in central and upstate New York; (2) aspects of the State's Medicaid policies, including its rates, regulations and procedures; (3) the Governor's line item veto authority; (4) tribal-State compacts to operate gaming casinos on Indian lands, video lottery terminals and participation in multi-state  lotteries;  (5) laws  permitting  the  conversion  of Empire Health
Choice to a for-profit corporation; (6) the Legislature's authority to take certain budget actions; and (7) the State's method of funding New York City public schools.

The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the monetary claims against the State exceeds $100 million. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. Although other litigation is pending against the State, except as noted above, no current litigation involves, as a matter of law, the State's authority or ability to contract indebtedness, issue obligations, pay indebtedness when due, or impose or collect significant amounts of taxes and revenues.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Tax-Exempt Fixed Income Fund and the Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock may invest up to 20% of its total assets in these securities.

      Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Funds' policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

      FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. The Convertible Fund may invest up to 35% of its total assets in CMOs. Each Tax-Exempt Fixed Income Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

      Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

      Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Foreign Investments.

A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. Each of the Balanced, Convertible, Diversified Stock, Growth, Small Company Opportunity, Special Value and Value Funds may invest up to 10% of its assets in ADRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments. The Real Estate Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Contracts.

The Balanced Fund may enter into forward currency exchange contracts ("forward contracts"). A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds' portfolio. The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures and Options.

Futures Contracts. Any Fund, except the Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, or Tax-Free Money Market Funds, may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been "sold," or "selling" a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

      Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has  undertaken to restrict its futures  contract  trading as follows:
First, the Trust will not engage in transactions in futures contracts for speculative purposes. Second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets. Third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading. Fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

      Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Options. The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio:
Balanced, Diversified Stock, Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds. Each of these Funds may write covered calls on up to 25% of its total assets. The Real Estate Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Fund. The Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

      Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets. A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. A Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser's opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible, Prime Obligations and Intermediate Income Funds may invest in restricted securities without limit. Each of the Balanced and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities. Each of the Diversified Stock, Focused Growth, Growth, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in these securities. The Real Estate Fund may invest up to 15% of its total assets in restricted securities. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund and the Balanced and Real Estate Funds may invest up to 10% of its total assets in warrants. The Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

      Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Eligible Securities for Money Market Funds. High-quality investments are those obligations that, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities that may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

The Appendix of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT STRATEGIES.

Each Fund's principal investment strategies are described in its Prospectus. To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Each of the Balanced, Convertible, Fund for Income and Intermediate Income Funds may invest up to 35% of its total assets in repurchase agreements. Each of the Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Focused Growth, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in repurchase agreements. The New York Municipal Bond Fund may invest up to 10% of its total assets in these instruments. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon and bonds, notes, debentures or any other obligations or securities in which the Fund may invest. A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Balanced, Diversified Stock, Established Value, Focused Growth, Growth, Intermediate Income, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940
Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a

Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Established Value Fund will limit its securities lending to 20% of its total assets and each of the other Funds listed above will limit its securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

o Each of the Balanced, Fund for Income, National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

o Each of the Diversified Stock, Focused Growth, Growth and Value Funds may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

o The Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

o The Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, short-term debt obligations and investment grade debt securities.

o     The  Focused  Growth  Fund may  invest  up to __% of its  total  assets in
      mid-cap   equity   securities   (securities   of  companies   with  market
      capitalizations between $__ billion and $__ billion).

o The Intermediate Income Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

o The Real Estate Fund may invest up to 20% of its total assets in securities of foreign real estate companies and ADRs; and may, but is not required to, use derivative instruments.

o The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

o The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day" is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Money Market Funds.

Use of the Amortized Cost Method. Each Money Market Fund uses the amortized cost method to determine its NAV. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures. The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, that generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount that may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount that it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Specialty Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price ("NOCP"). Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be
determined   without  exclusive  reliance  on  quoted  prices  and  may  reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except foe convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates on money market instruments; changes in Fund (class) expenses; and the relative amount of Fund (class) cash flow. From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o     multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ended October 31, 2002 are listed in the following table.

-------------------------------------------------------------------------------
Federal Money Market:                   Institutional Money Market:
Investor                         1.58%  Investor                        1.58%
-------------------------------------------------------------------------------
Federal Money Market: Select     1.34%  Institutional Money Market:
                                        Select                          1.35%
-------------------------------------------------------------------------------
Financial Reserves               1.28%  Ohio Municipal Money Market     0.94%
-------------------------------------------------------------------------------
Gradison Government Reserves:           Prime Obligations               1.12%
Select                           1.13%
-------------------------------------------------------------------------------
Gradison Government  Reserves:          Tax-Free Money Market           1.12%
Trust                            1.39%
-------------------------------------------------------------------------------

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:
      o     adding 1 to the base period return;
      o     raising the sum to the 365/7th power; and
      o     subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ended October 31, 2002 are listed below.

-------------------------------------------------------------------------------
Federal      Money     Market:          Institutional  Money  Market:
Investor                         1.59%  Investor                        1.60%
-------------------------------------------------------------------------------
Federal Money Market: Select     1.34%  Institutional  Money  Market:
                                        Select                          1.36%
-------------------------------------------------------------------------------
Financial Reserves               1.29%  Ohio Municipal Money Market     0.95%
-------------------------------------------------------------------------------
Gradison Government  Reserves:          Prime Obligations               1.13%
Select                           1.14%
-------------------------------------------------------------------------------
Gradison Government  Reserves:          Tax-Free Money Market           1.13%
Trust                            1.40%
-------------------------------------------------------------------------------

Tax Equivalent Yield and Tax Equivalent Effective Yield. The Tax-Free Money Market and Ohio Municipal Money Market Funds also may advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the yield of a Fund that is not tax-exempt. The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of a Fund that is not tax-exempt. Based on the maximum income tax rate in effect during the period, the seven-day tax equivalent yields and the seven-day tax equivalent effective yields for the period ended October 31, 2002 are listed below.

-------------------------------------------------------------------------------
       Fund              Tax Equivalent Yield    Tax Equivalent Effective Yield
-------------------------------------------------------------------------------
Ohio Municipal Money
Market                           1.74%                     1.76%
-------------------------------------------------------------------------------
Tax-Free Money Market            1.82%                     1.84%
-------------------------------------------------------------------------------

The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year and ten year periods ended October 31, 2002 and the period since inception are as follows:

--------------------------------------------------------------------------------
                                 Inception                              Since
                                   Date    One-Year Five-Year Ten-Year Inception
--------------------------------------------------------------------------------
Federal Money Market: Investor    3/23/88    1.72%     4.49%     4.30%    5.05%
--------------------------------------------------------------------------------
Federal Money Market: Select      3/23/98    1.48%       N/A       N/A    4.17%
--------------------------------------------------------------------------------
Financial Reserves                 4/4/83    1.39%     4.25%     4.31%    5.69%
--------------------------------------------------------------------------------
Gradison  Government   Reserves:  4/26/76    1.21%     4.07%     4.08%    4.88%
Select
--------------------------------------------------------------------------------
Gradison  Government   Reserves: 10/15/01    1.48%       N/A       N/A    1.52%
Trust
--------------------------------------------------------------------------------
Institutional    Money   Market:  1/10/83    1.75%     4.64%     4.63%    6.08%
Investor
--------------------------------------------------------------------------------
Institutional    Money   Market:   6/5/95    1.51%     4.36%       N/A    4.50%
Select
--------------------------------------------------------------------------------
Ohio Municipal Money Market        7/3/85    0.78%     2.40%     2.58%    3.36%
--------------------------------------------------------------------------------
Prime Obligations                11/18/86    1.27%     4.14%     4.22%    5.15%
--------------------------------------------------------------------------------
Tax-Free Money Market             8/24/88    0.92%     2.47%     2.61%    3.23%
--------------------------------------------------------------------------------

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ended October 31, 2002 and the period since inception are as follows:

--------------------------------------------------------------------------------
                                    Inception                           Since
                                      Date     Five-Year   Ten-Year   Inception
--------------------------------------------------------------------------------
Federal Money Market: Investor       3/23/88     24.54%     52.37%      105.37%
--------------------------------------------------------------------------------
Federal Money Market: Select         3/23/98       N/A        N/A        20.73%
--------------------------------------------------------------------------------
Financial Reserves                    4/4/83     23.15%     52.54%      195.62%
--------------------------------------------------------------------------------
Gradison Government Reserves: Select  4/26/76     22.06%     49.13%      102.68%
--------------------------------------------------------------------------------
Gradison Government Reserves: Trust  10/15/01      N/A        N/A         1.59%
--------------------------------------------------------------------------------
Institutional Money Market: Investor  1/10/83     25.44%     57.22%      222.16%
--------------------------------------------------------------------------------
Institutional Money Market: Select    6/5/95      23.77%       N/A        38.56%
--------------------------------------------------------------------------------
Ohio Municipal Money Market           7/3/85     12.58%     28.99%       77.16%
--------------------------------------------------------------------------------
Prime Obligations                   11/18/86     22.49%     51.24%      122.77%
--------------------------------------------------------------------------------
Tax-Free Money Market                8/24/88     12.97%     29.39%       56.89%
--------------------------------------------------------------------------------

Equity, Specialty and Fixed Income Funds (the "Non-Money Market Funds").

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds and operating expenses. The Focused Growth Fund began offering shares November 1, 2003, and its shares are therefore not reflected in any of the following tables.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

            Standardized Yield = 2 [(a-b + 1)6 - 1]
                                    ----
                                     cd

 The symbols above represent the following factors:
      a =   dividends and interest earned during the 30-day period.
      b =   expenses   accrued   for   the    period   (net   of  any   expense
            reimbursements).
      c =   the  average  daily  number of  shares  of  that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =   the maximum  offering  price per share of the class on  the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 2002 were as follows:

   ---------------------------------------------------------------------------
   Balanced: A                  2.27%   National Muni Bond: A         2.41%
   ---------------------------------------------------------------------------
   Balanced: R                  2.02%   New York Municipal Bond: A    3.53%
   ---------------------------------------------------------------------------
   Convertible: A               3.08%   Ohio Municipal Bond: A        2.55%
   ---------------------------------------------------------------------------
   Diversified Stock: A         0.89%   Real Estate Fund: A           5.50%
   ---------------------------------------------------------------------------
   Diversified Stock: C         0.18%   Real Estate Fund:  C          5.12%
   ---------------------------------------------------------------------------
   Diversified Stock: R         0.26%   Real Estate Fund: R           5.51%
   ---------------------------------------------------------------------------
   Established Value: A         0.78%   Small Co. Opportunity: A      0.58%
   ---------------------------------------------------------------------------
   Established Value: R         0.44%   Small Co. Opportunity: R      0.14%
   ---------------------------------------------------------------------------
   Fund for Income: A           4.49%   Special Value: A              0.31%
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
   Fund for Income: C           3.89%   Special Value: R              0.02%
   ---------------------------------------------------------------------------
   Fund for Income: R           4.49%   Stock Index: A                0.99%
   ---------------------------------------------------------------------------
   Growth: A                    0.17%   Stock Index: R                0.98%
   ---------------------------------------------------------------------------
   Growth: R                   -0.04%   Value: A                      1.08%
   ---------------------------------------------------------------------------
   Intermediate Income: A       3.71%   Value: R                      0.89%
   ---------------------------------------------------------------------------
   Intermediate Income: C       3.50%
   ---------------------------------------------------------------------------

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class = Dividends  of the Class for a Period of One-Year
                              ------------------------------------------------
                              Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the fiscal year ended October 31, 2002 were as follows:

-------------------------------------------------------------------------------
                               Dividend                Distribution
                               Yield at                Return at
                               Maximum     Dividend    Maximum     Distribution
                               Offering    Yield at    Offering    Return at
                               Price       NAV         Price       NAV
-------------------------------------------------------------------------------
Balanced                           2.52%       2.67%       8.66%       9.19%
-------------------------------------------------------------------------------
Convertible                        3.23%       3.30%       3.23%       3.30%
-------------------------------------------------------------------------------
Diversified Stock                  0.31%       0.33%       3.82%       4.05%
-------------------------------------------------------------------------------
Established Value                  0.74%       0.79%      25.62%      27.18%
-------------------------------------------------------------------------------
Fund for Income                    5.53%       5.65%       5.53%       5.65%
-------------------------------------------------------------------------------
Growth                             0.07%       0.07%       0.58%       0.62%
-------------------------------------------------------------------------------
Intermediate Income                4.66%       4.76%       4.66%       4.76%
-------------------------------------------------------------------------------
National Municipal Bond            2.60%       2.65%       6.85%       6.99%
-------------------------------------------------------------------------------
New York Municipal Bond            3.83%       3.91%       4.05%       4.13%
-------------------------------------------------------------------------------
Ohio Municipal Bond                3.28%       3.35%       5.15%       5.26%
-------------------------------------------------------------------------------
Real Estate                        3.20%       3.40%       3.20%       3.40%
-------------------------------------------------------------------------------
Small Company Opportunity          0.03%       0.03%       9.23%       9.79%
-------------------------------------------------------------------------------
Special Value                      0.16%       0.17%      11.75%      12.46%
-------------------------------------------------------------------------------
Stock Index                        0.99%       1.05%      11.71%      12.42%
-------------------------------------------------------------------------------
Value                              0.92%       0.98%      13.15%      13.95%
-------------------------------------------------------------------------------

The dividend yield and distribution returns on Class C shares for the period from March 1, 2002 to October 31, 2002 were as follows.

------------------------------------------------------------
                                             Distribution
                            Dividend Yield     Returns
------------------------------------------------------------
Diversified Stock                  0.12%            0.12%
------------------------------------------------------------
Fund for Income                    3.42%            3.42%
------------------------------------------------------------
Real Estate                        1.86%            1.86%
------------------------------------------------------------

The dividend yield and distribution returns on Class R shares for the fiscal year ended October 31, 2002 were as follows.

------------------------------------------------------------
                                             Distribution
                            Dividend Yield    Returns
------------------------------------------------------------
Balanced                           2.26%            8.76%
------------------------------------------------------------
Diversified Stock                  0.02%            3.77%
------------------------------------------------------------
Established Value                  0.40%           26.84%
------------------------------------------------------------
Fund for Income                    5.56%            5.56%
------------------------------------------------------------
Growth                             0.00%            0.55%
------------------------------------------------------------
Real Estate                        3.12%            3.12%
------------------------------------------------------------
Small Company Opportunity          0.00%            9.86%
------------------------------------------------------------
Special Value                      0.01%           12.37%
------------------------------------------------------------
Stock Index                        0.80%           12.17%
------------------------------------------------------------
Value                              0.67%           13.66%
------------------------------------------------------------

Tax Equivalent Yield. The Tax-Exempt Fixed Income Funds also may advertise a "tax equivalent yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The 30-day tax equivalent yields for Class A shares of these Funds for the period ended October 31, 2002 are listed below.

---------------------------------------------------------
Fund                        Tax Equivalent Yield
---------------------------------------------------------
National Municipal Bond           3.93%
---------------------------------------------------------
New York Municipal Bond           6.47%
---------------------------------------------------------
Ohio Municipal Bond               4.73%
---------------------------------------------------------

Total Returns -- General. The average annual total returns on Class A, C and R shares, both before and after taxes, for the period from the commencement of operations to October 31, 2002 (life of Fund) at maximum offering price are shown on the tables that follow. Cumulative total returns on Class A, C and R shares, before taxes, for the period from the commencement of operations to October 31, 2002 (life of Fund) at maximum offering price also are shown on the tables that follow. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The average annual total returns, both before and after taxes, for the one, five and ten year periods (when applicable) ended October 31, 2002, also are shown on these tables.

Total Returns Before Taxes. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

            (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

            ERV - P = Total Return Before Taxes
            -------
               P

------------------------------------------------------------------------------------------------------
                                               Average
                                               Annual      Cumulative
                                               Total       Total       One-Year   Five-Year  Ten-Year
                                               Return      Return       Average   Average    Average
                                    Maximum    for the     for the      Annual    Annual     Annual
                        Inception    Sales     Life of     Life of       Total    Total      Total
       Fund -- Class      Date       Charge    the Fund    the Fund     Return    Return    Return
------------------------------------------------------------------------------------------------------
Balanced -- A           12/10/93   5.75%       6.94%      81.60%        -13.32%     2.05%      N/A
------------------------------------------------------------------------------------------------------
Balanced -- R           12/15/99   None       -3.33%      -9.29%         -8.40%     N/A        N/A
------------------------------------------------------------------------------------------------------
Convertible -- A        4/14/88    2.00%       8.68%     235.73%        -10.55%     1.40%      7.72%
------------------------------------------------------------------------------------------------------
Diversified Stock -- A  10/20/89   5.75%      10.90%     284.86%        -21.56%     3.01%     11.06%
------------------------------------------------------------------------------------------------------
Diversified Stock -- C  3/1/02     None *    -24.52%     -24.52%          N/A       N/A        N/A
------------------------------------------------------------------------------------------------------
Diversified Stock -- R  3/26/99    None       -3.15%     -10.90%        -17.30%     N/A        N/A
------------------------------------------------------------------------------------------------------
Established Value -- A  5/5/00     5.75%      -4.06%      -9.80%         -6.06%     N/A        N/A
------------------------------------------------------------------------------------------------------
Established Value -- R  8/16/83    None       11.65%     730.45%         -0.67%     2.98%     10.27%
------------------------------------------------------------------------------------------------------
Fund for Income -- A    3/26/99    2.00%       6.32%      24.67%          3.81%     N/A        N/A
------------------------------------------------------------------------------------------------------
Fund for Income -- C    3/1/02     None*       4.17%       4.17%          N/A       N/A        N/A
------------------------------------------------------------------------------------------------------
Fund for Income -- R    9/16/87    None        7.82%     212.37%          5.80%     6.73%      6.57%
------------------------------------------------------------------------------------------------------
Growth-- A              12/3/93    5.75%       7.76%      94.55%        -21.19%    -0.73%      N/A
------------------------------------------------------------------------------------------------------
Growth-- R              12/15/99   None      -15.93%     -39.32%        -16.77%     N/A        N/A
------------------------------------------------------------------------------------------------------
Intermediate Inc. -- A  12/10/93   2.00%       5.62%      62.58%          2.50%     6.01%      N/A
------------------------------------------------------------------------------------------------------
Nat'l Muni Bond -- A    2/3/94     2.00%       5.99%      66.27%          2.99%     5.97%      N/A
------------------------------------------------------------------------------------------------------
NY Muni Bond -- A       2/11/91    2.00%       5.98%      97.46%          3.67%     4.74%      5.56%
------------------------------------------------------------------------------------------------------
Ohio Muni Bond-- A      5/18/90    2.00%       6.79%     126.77%          2.66%     5.29%      6.42%
------------------------------------------------------------------------------------------------------
Real Estate-- A         4/30/97    5.75%       6.14%      38.83%         -4.46%     2.54%      N/A
------------------------------------------------------------------------------------------------------
Real Estate-- C         3/1/02     None*      -6.32%      -6.32%          N/A       N/A        N/A
------------------------------------------------------------------------------------------------------
Real Estate-- R         12/15/99   None       13.27%      43.16%          1.11%     N/A        N/A
------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- A   3/26/99    5.75%       3.51%      13.24%         -5.48%     N/A        N/A
------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- R   8/16/83    None        8.80%     405.61%         -0.21%     0.07%      8.58%
------------------------------------------------------------------------------------------------------
Special Value-- A       12/3/93    5.75%       8.02%      98.83%         -7.22%     0.74%      N/A
------------------------------------------------------------------------------------------------------
Special Value-- R       12/21/99   None        6.85%      20.88%         -1.90%     N/A        N/A
------------------------------------------------------------------------------------------------------
Stock Index-- A         12/3/93    5.75%       8.00%      98.50%        -20.58%    -1.20%      N/A
------------------------------------------------------------------------------------------------------
Stock Index-- R         7/2/99     None      -12.35%     -35.55%        -15.88%     N/A        N/A
------------------------------------------------------------------------------------------------------
Value-- A               12/3/93    5.75%       8.48%     106.56%        -21.98%     0.62%      N/A
------------------------------------------------------------------------------------------------------
Value-- R               12/15/99   None       -9.43%     -24.81%        -17.50%     N/A        N/A
------------------------------------------------------------------------------------------------------

___________________________
* Class C Shares include a 1.00% contingent deferred sales charge ("CDSC").

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

            (ATVD/P)1/n-1  =  Average  Annual  Total  Return  After  Taxes  on
                              Distributions

-------------------------------------------------------------------------------------
                                         Average
                                         Annual      One-Year    Five-Year   Ten-Year
                                          Total      Average     Average      Average
                             Maximum    Return for   Annual      Annual       Annual
                  Inception  Sales       the Life     Total       Total       Total
  Fund -- Class     Date      Charge   of the Fund   Return      Return       Return
--------------------------------------------------------------------------------------
Balanced-- A     12/10/93      5.75%       4.86%     -15.07%      -0.21%        N/A
--------------------------------------------------------------------------------------
Balanced-- R     12/15/99       None      -4.94%     -10.12%         N/A        N/A
--------------------------------------------------------------------------------------
Convertible-- A   4/14/88      2.00%       5.68%     -11.59%      -1.68%      4.54%
--------------------------------------------------------------------------------------
Diversified
Stock-- A        10/20/89      5.75%       7.92%     -22.09%      -0.24%      7.50%
--------------------------------------------------------------------------------------
Diversified
Stock-- C          3/1/02      None*     -24.55%         N/A         N/A        N/A
--------------------------------------------------------------------------------------
Diversified
Stock-- R         3/26/99       None      -5.23%     -17.76%         N/A        N/A
--------------------------------------------------------------------------------------
Established
Value-- A          5/5/00      5.75%      -6.57%     -10.05%         N/A        N/A
--------------------------------------------------------------------------------------
Established
Value-- R         8/16/83       None       9.53%      -4.77%       0.45%      7.92%
--------------------------------------------------------------------------------------


                                       59

-------------------------------------------------------------------------------------
                                         Average
                                         Annual      One-Year    Five-Year   Ten-Year
                                          Total      Average     Average      Average
                             Maximum    Return for   Annual      Annual       Annual
                  Inception  Sales       the Life     Total       Total       Total
  Fund -- Class     Date      Charge   of the Fund   Return      Return       Return
--------------------------------------------------------------------------------------
Fund for Income
-- A              3/26/99      2.00%       3.82%       1.54%         N/A        N/A
--------------------------------------------------------------------------------------
Fund for Income
-- C               3/1/02      None*       2.77%         N/A         N/A        N/A
--------------------------------------------------------------------------------------
Fund for Income
-- R              9/16/87       None       5.20%       3.52%       4.23%      4.00%
--------------------------------------------------------------------------------------
Growth-- A        12/3/93      5.75%       6.69%     -21.27%      -1.76%        N/A
--------------------------------------------------------------------------------------
Growth-- R       12/15/99       None      -16.28     -16.84%         N/A        N/A
--------------------------------------------------------------------------------------
Intermediate
Inc.-- A         12/10/93      2.00%       3.27%       0.59%       3.75%        N/A
--------------------------------------------------------------------------------------
Nat'l Muni Bond
-- A               2/3/94      2.00%       5.58%       1.30%       5.28%        N/A
--------------------------------------------------------------------------------------
NY Muni Bond-- A  2/11/91      2.00%       5.96%       3.62%       4.72%      5.54%
--------------------------------------------------------------------------------------
Ohio Muni Bond
-- A              5/18/90      2.00%       6.61%       2.12%       5.00%      6.19%
--------------------------------------------------------------------------------------
Real Estate-- A   4/30/97      5.75%       4.56%      -5.60%       0.98%        N/A
--------------------------------------------------------------------------------------
Real Estate-- C    3/1/02      None*      -6.92%         N/A         N/A        N/A
--------------------------------------------------------------------------------------
Real Estate-- R  12/15/99       None      11.74%       0.00%         N/A        N/A
--------------------------------------------------------------------------------------
Small Co.
Opp'ty-- A        3/26/99      5.75%       2.69%      -7.13%         N/A        N/A
--------------------------------------------------------------------------------------
Small Co.
Opp'ty-- R        8/16/83       None       7.50%      -1.95%      -1.16%      7.06%
--------------------------------------------------------------------------------------
Special Value--
A                 12/3/93      5.75%       6.14%      -9.19%      -1.43%        N/A
--------------------------------------------------------------------------------------
Special Value--
R                12/21/99       None       4.61%      -3.93%         N/A        N/A
--------------------------------------------------------------------------------------
Stock Index-- A   12/3/93      5.75%       6.47%     -22.14%      -2.84%        N/A
--------------------------------------------------------------------------------------
Stock Index-- R    7/2/99       None     -13.36%     -17.47%         N/A        N/A
--------------------------------------------------------------------------------------
Value-- A         12/3/93      5.75%       6.25%     -23.65%      -1.98%        N/A
--------------------------------------------------------------------------------------
Value-- R        12/15/99       None     -11.08%     -19.18%         N/A        N/A
--------------------------------------------------------------------------------------

___________________________
* Class C Shares include a 1.00% CDSC.

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

            (ATVDR/P)1/n-1  =  Average  Annual  Total  Return  After  Taxes on
                               Distributions and Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

            ATVDR  -  P  =  Total  Return  After  Taxes  on  Distributions   and
               --------     Redemptions
              P

-------------------------------------------------------------------------------------
                                         Average
                                         Annual      One-Year    Five-Year   Ten-Year
                                          Total      Average     Average      Average
                             Maximum    Return for   Annual      Annual       Annual
                  Inception  Sales       the Life     Total       Total       Total
  Fund -- Class     Date      Charge   of the Fund   Return      Return       Return
--------------------------------------------------------------------------------------
Balanced-- A      12/10/93    5.75%       5.10%      -7.11%       1.26%          N/A
---------------------------------------------------------------------------------------
Balanced-- R      12/15/99     None      -2.87%      -4.03%         N/A          N/A
---------------------------------------------------------------------------------------
Convertible-- A   4/14/88     2.00%       5.83%      -6.44%      -0.14%        4.88%
---------------------------------------------------------------------------------------
Diversified       10/20/89    5.75%       8.24%     -12.63%       2.06%        8.10%
Stock-- A
---------------------------------------------------------------------------------------
Diversified        3/1/02     None*     -15.05%         N/A         N/A          N/A
Stock-- C
---------------------------------------------------------------------------------------
Diversified       3/26/99      None      -2.45%      -9.97%         N/A          N/A
Stock-- R
---------------------------------------------------------------------------------------
Established        5/5/00     5.75%      -3.27%       0.09%         N/A          N/A
Value-- A
---------------------------------------------------------------------------------------
Established       8/16/83      None       9.41%       3.64%       2.16%        8.09%
Value-- R
---------------------------------------------------------------------------------------
Fund for Income   3/26/99     2.00%       3.78%       2.27%         N/A          N/A
-- A
---------------------------------------------------------------------------------------

                                       60

-------------------------------------------------------------------------------------
                                         Average
                                         Annual      One-Year    Five-Year   Ten-Year
                                          Total      Average     Average      Average
                             Maximum    Return for   Annual      Annual       Annual
                  Inception  Sales       the Life     Total       Total       Total
  Fund -- Class     Date      Charge   of the Fund   Return      Return       Return
--------------------------------------------------------------------------------------

Fund for Income    3/1/02     None*       2.54%         N/A         N/A          N/A
-- C
---------------------------------------------------------------------------------------
Fund for Income   9/16/87      None       5.12%       3.50%       4.13%        3.96%
-- R
---------------------------------------------------------------------------------------
Growth-- A        12/3/93     5.75%       6.45%     -12.91%      -0.32%          N/A
---------------------------------------------------------------------------------------
Growth-- R        12/15/99     None     -12.14%     -10.20%         N/A          N/A
---------------------------------------------------------------------------------------
Intermediate      12/10/93    2.00%       3.28%       1.48%       3.66%          N/A
Inc.-- A
---------------------------------------------------------------------------------------
Nat'l Muni Bond    2/3/94     2.00%       5.41%       2.80%       5.17%          N/A
-- A
---------------------------------------------------------------------------------------
NY Muni Bond-- A  2/11/91     2.00%       5.89%       3.82%       4.71%        5.51%
---------------------------------------------------------------------------------------
Ohio Muni Bond--  5/18/90     2.00%       6.41%       3.12%       4.94%        6.00%
A
---------------------------------------------------------------------------------------
Real Estate-- A   4/30/97     5.75%       4.17%      -2.69%       1.23%          N/A
---------------------------------------------------------------------------------------
Real Estate-- C    3/1/02     None*      -3.84%         N/A         N/A          N/A
---------------------------------------------------------------------------------------
Real Estate-- R   12/15/99     None      10.05%       0.73%         N/A          N/A
---------------------------------------------------------------------------------------
Small Co. Opp'ty  3/26/99     5.75%       2.87%      -1.77%         N/A          N/A
-- A
---------------------------------------------------------------------------------------
Small Co. Opp'ty  8/16/83      None       7.18%       1.58%       0.02%        6.80%
-- R
---------------------------------------------------------------------------------------
Special Value-- A 12/3/93     5.75%       6.18%      -2.45%       0.23%          N/A
---------------------------------------------------------------------------------------
Special Value-- R 12/21/99     None       5.39%       0.94%         N/A          N/A
---------------------------------------------------------------------------------------
Stock Index-- A   12/3/93     5.75%       6.42%     -10.86%      -0.89%          N/A
---------------------------------------------------------------------------------------
Stock Index-- R    7/2/99      None      -9.40%      -7.87%         N/A          N/A
---------------------------------------------------------------------------------------
Value-- A         12/3/93     5.75%       7.02%     -11.52%       0.89%          N/A
---------------------------------------------------------------------------------------
Value-- R         12/15/99     None      -6.93%      -8.66%         N/A          N/A
---------------------------------------------------------------------------------------

___________________________
* Class C Shares include a 1.00% CDSC.

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or CDSCs) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 2002 (life of Fund) are shown in the following table.

---------------------------------------------------------------------------------------
                  Average                                  Average
                  Annual      Cumulative                   Annual
                  Total       Total                        Total       Cumulative
                  Return at   Return at                    Return at   Total Return
                  NAV         NAV                          NAV         at NAV
---------------------------------------------------------------------------------------
Balanced              7.66%       92.67%  Nat'l Muni Bond    6.23%           69.60%
---------------------------------------------------------------------------------------
Convertible           8.83%      242.45%  NY     Municipal
                                          Bond               6.16%          101.41%
---------------------------------------------------------------------------------------
Diversified Stock    11.40%      308.34%  Ohio Muni Bond     6.96%          131.30%
---------------------------------------------------------------------------------------
Established Value    -1.75%       -4.30%  Real Estate        7.29%           47.30%
---------------------------------------------------------------------------------------
Fund for Income       6.92%       27.23%  Small        Co.
                                          Opp'ty             5.22%           20.12%
---------------------------------------------------------------------------------------
Growth                8.47%      106.42%  Special Value      8.74%          110.96%
---------------------------------------------------------------------------------------
Intermediate                              Stock Index        8.72%          110.61%
Income                5.85%       65.83%
---------------------------------------------------------------------------------------
                                          Value              9.21%          119.16%
---------------------------------------------------------------------------------------

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the Russell Mid-Cap(R) Index, the S&P 500 Index, the Russell 1000(R) Growth Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman GNMA Index and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000(R) Growth Index, a subset of the Russell 1000(R) Index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Russell Midcap(R) Index is a broad-based index comprised of 800 companies of medium capitalization. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch and Salomon Smith Barney and in publications issued by Lipper and in the following publications: iMoneyNet Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

In addition, advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the "NAIC List"). The Gradison Government Reserves and Federal Money Market Funds are on the NAIC List. The Institutional Money Market, which had been on the List, was removed as of April 30, 2003. Inclusion on the NAIC List reflects a Funds' ability to maintain at all times: (1) a rating of "Am" or better from S&P or a rating of "A" or better from Moody's or an equivalent or better rating from another NRSRO; (2) a constant NAV of $1.00 and the payment of redemption proceeds in no more than seven days; and (3) investments of at least 95% of its total assets in U.S. government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") And Valuing Portfolio Securities" is subject to change. When the NYSE is closed (and in the case of the Money Market Funds, when the Federal Reserve Bank of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Funds reserve the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at each Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Purchasing Shares.

Alternative Sales Arrangements -- Class A, C and R Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under "Advisory and Other Contracts -- Class C and Class R Shares Rule 12b-1 Plan." There is no conversion feature applicable to Class C shares. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial or deferred sales charges are imposed on Class R shares. Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class C and Class R Share Rule 12b-1 Plan." There is no conversion feature applicable to Class R shares. Distributions paid to holders of a Fund's Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Established Value, Focused Growth, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds.

-------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    5.75%                       5.00%
-------------------------------------------------------------------------------
   $50,000 to $99,999               4.50%                       4.00%
-------------------------------------------------------------------------------
   $100,000 to $249,999             3.50%                       3.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             2.50%                       2.00%
-------------------------------------------------------------------------------
   $500,000 to $999,999             2.00%                       1.75%
-------------------------------------------------------------------------------
   $1,000,000 and above*            0.00%                          **
-------------------------------------------------------------------------------

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Convertible, Fund for Income, Intermediate Income, National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds.

--------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    2.00%                       1.50%
-------------------------------------------------------------------------------
   $50,000 to $99,999               1.75%                       1.25%
-------------------------------------------------------------------------------
   $100,000 to $249,999             1.50%                       1.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             1.25%                       0.75%
-------------------------------------------------------------------------------
   $500,000 to $999,999             1.00%                       0.50%
-------------------------------------------------------------------------------
   $1,000,000 and above*            0.00%                          **
-------------------------------------------------------------------------------

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the purchase price on amounts up to $2,999,999; 0.50% on amounts from $3 million to $4,999,999; and 0.25% on amounts of $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the amount invested to Investment Professionals for providing services to shareholders.

      A CDSC of up to 1% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Money Market Funds and Class R shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under the following programs:

o Retirement Plans. Qualified retirement plans with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

      Investment Professionals may receive payment on purchases of Class A shares that are sold at NAV to qualified retirement plans as follows:
      0.75% of the purchase price on amounts up to $2,999,999; 0.50% on amounts from $3 million to $4,999,999; and 0.25% on amounts of $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the amount invested to Investment Professionals for providing services to shareholders.

      A CDSC of up to 1% may be imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

o Employees of KeyCorp and its Affiliates may purchase Class A shares of the Funds at NAV without paying a sales load.

o Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse (including life partner) and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

o Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day's NAV, to the amount of your new purchase, valued at the current offering price.

o Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

      You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

      If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Speciment Price-Make-Up.

Each Money Market Fund is sold and redeemed at an NAV of $1.00, without any initial sales charges or CDSCs. Class A shares of the Equity Funds and the Balanced and Real Estate Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Convertible Fund are sold with a maximum initial sales charge of 2.00%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Non-Money Market Fund, using the Fund's relevant NAV as of October 31, 2002. The Balanced, Growth, Small Company Opportunity, Special Value and Value Funds began offering Class C shares after October 31, 2002 and are therefore not reflected in the Class C table, below. The Focused Growth Fund began offering shares November 1, 2003 and its shares are therefore not reflected in any of these tables.

Class A Shares of the Equity Funds and the Balanced and Real Estate Funds.

--------------------------------------------------------------------------------
                             NAV and          Maximum sales
                         redemption price   charge (5.75% of   Maximum offering
Fund                    per Class A share    offering price)    price to public
--------------------------------------------------------------------------------
Balanced                         $10.48               $0.64            $11.12
--------------------------------------------------------------------------------
Diversified Stock                 10.94                0.67             11.61
--------------------------------------------------------------------------------
Established Value                 21.28                1.30             22.58
--------------------------------------------------------------------------------
Growth                            14.15                0.86             15.01
--------------------------------------------------------------------------------
Real Estate                       11.92                0.73             12.65
--------------------------------------------------------------------------------
Small Company
Opportunity                       20.99                1.28             22.27
--------------------------------------------------------------------------------
Special Value                     11.44                0.70             12.14
--------------------------------------------------------------------------------
Stock Index                       13.12                0.80             13.92
--------------------------------------------------------------------------------
Value                              9.65                0.59             10.24
--------------------------------------------------------------------------------

----------
* A CDSC of 1.00% is imposed on certain redemptions of Class A shares, as described above.

Class A Shares of the Convertible and the Fixed Income Funds.

--------------------------------------------------------------------------------
                             NAV and          Maximum sales
                         redemption price   charge (2.00% of   Maximum offering
Fund                    per Class A share    offering price)    price to public
--------------------------------------------------------------------------------
Convertible                      $10.04               $0.20            $10.24
--------------------------------------------------------------------------------
Fund for Income                   13.44                0.27             13.71
--------------------------------------------------------------------------------
Intermediate Income                9.98                0.20             10.18
--------------------------------------------------------------------------------
National Municipal Bond           10.96                0.22             11.18
--------------------------------------------------------------------------------
New York Municipal Bond           12.84                0.26             13.10
--------------------------------------------------------------------------------
Ohio Municipal Bond               12.06                0.25             12.31
--------------------------------------------------------------------------------

Class C Shares of Certain Funds.

----------------------------------------------------------
                             Class C NAV, offering price
                               and redemption price per
Fund                                Class C share
----------------------------------------------------------
Diversified Stock                      $11.01
----------------------------------------------------------
Real Estate                             12.03
----------------------------------------------------------
Fund for Income                         13.57
----------------------------------------------------------

Class R Shares of Certain Funds.

----------------------------------------------------------
                             Class R NAV, offering price
                               and redemption price per
Fund                                Class R share
----------------------------------------------------------
Balanced                               $10.49
----------------------------------------------------------
Diversified Stock                       10.86
----------------------------------------------------------
Established Value                       21.24
----------------------------------------------------------
Fund for Income                         13.44
----------------------------------------------------------
Growth                                  13.99
----------------------------------------------------------
Real Estate                             11.89
----------------------------------------------------------
Small Company Opportunity               20.77
----------------------------------------------------------
Special Value                           11.37
----------------------------------------------------------
Stock Index                             13.12
----------------------------------------------------------
Value                                    9.64
----------------------------------------------------------

Redeeming Shares.

      Contingent Deferred Sales Charge-- Class A and C Shares. No CDSC is imposed on:

      o the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

      o redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      o certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

      o     distributions   resulting  as  a  result  of  a  Qualified  Domestic
            Relations Order or Domestic Relations Order required by a court settlement;

      o redemptions of shares by the investor where the investor's dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

      o amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

      o Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Money Market Funds declare dividends daily and pay them monthly. Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly. Each of the Equity Funds and the Convertible and Real Estate Funds declares and pays dividends quarterly.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for August 2003 is 4.35%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2002.

--------------------------------------------------------------------------------
                            Approximate Capital Loss
          Fund                    Carryforward            Year of Expiration
--------------------------------------------------------------------------------
Tax-Free Money Market                     $4,000                      2006
                                          27,000                      2007
                                          71,000                      2008
                                           3,000                      2009
--------------------------------------------------------------------------------
Ohio Municipal Money                       5,000                      2007
Market
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Approximate Capital Loss
          Fund                    Carryforward            Year of Expiration
--------------------------------------------------------------------------------
Federal Money Market                       6,000                      2010
--------------------------------------------------------------------------------
Intermediate Income                    3,242,000                      2008
                                       1,297,000                      2010
--------------------------------------------------------------------------------
Fund for Income                          864,000                      2003
                                          62,000                      2004
                                         606,000                      2007
                                       3,017,000                      2008
                                         691,000                      2009
                                       1,886,000                      2010
--------------------------------------------------------------------------------
New York Municipal Bond                   61,000                      2010
--------------------------------------------------------------------------------
Real Estate                              517,000                      2007
                                         360,000                      2008
--------------------------------------------------------------------------------
Small Company Opportunity                832,000                      2006
--------------------------------------------------------------------------------
Convertible Fund                         237,000                      2009
                                       6,782,000                      2010
--------------------------------------------------------------------------------
Value                                 38,413,000                      2010
--------------------------------------------------------------------------------
Diversified Stock                    140,229,000                      2010
--------------------------------------------------------------------------------
Growth                                50,893,000                      2010
--------------------------------------------------------------------------------
Stock Index                           65,940,000                      2010
--------------------------------------------------------------------------------
Special Value                          2,609,000                      2010
--------------------------------------------------------------------------------
Balanced                              16,724,000                      2010
--------------------------------------------------------------------------------
Fund for Income, as the                  109,000                      2004
successor to the                       2,523,000                      2006
Government Mortgage Fund               2,276,000                      2007
--------------------------------------------------------------------------------
Intermediate Income, as                    6,000                      2003
the successor to the                   6,428,000                      2006
Investment Quality Bond                4,270,000                      2007
Fund
--------------------------------------------------------------------------------


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291 -- 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive  income tax treaty  with the U.S.  that  includes  an  exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty). Notwithstanding the above, dividends received from (1) passive foreign investment companies, (2) foreign personal holding companies and (3) foreign investment companies will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the New York Municipal Bond , National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the
"Tax-Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or

(3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares.

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, three portfolios in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Family of Funds. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

                       Position
                       Held                                               Other
                       with      Date                                 Directorships
                       the      Commenced    Principal Occupation    Held in Public
Name and Age           Trust     Service     During Past 5 Years        Companies
------------           ------   ---------    -------------------     ----------------

Nigel D. T. Andrews,   Trustee  August     Retired (since 2001);    Great Lakes
56                              2002       Managing Director        Chemical
                                           (2000-2001), Internet    Corporation.
                                           Capital  Group (venture
                                           capital); Executive Vice
                                           President (1993-2000),
                                           GE Capital (financial
                                           services).

Frankie D. Hughes, 50  Trustee  March      Principal and Chief      None.
                                2000;      Investment Officer,
                                Advisory   Hughes Capital
                                Trustee,   Management, Inc. (fixed
                                January    income asset
                                1999 to    management).
                                March 2000

                                       78

                       Position
                       Held                                               Other
                       with      Date                                 Directorships
                       the      Commenced    Principal Occupation    Held in Public
Name and Age           Trust     Service     During Past 5 Years        Companies
------------           ------   ---------    -------------------     ----------------

Lyn Hutton, 53         Trustee  March 2002 Executive Vice           Chittenden
                                           President and Chief      Corporation.
                                           Investment Officer, The
                                           Commonfund for
                                           Nonprofit Organizations
                                           (since January 2003);
                                           Vice President and
                                           Chief Financial
                                           Officer, John D. &
                                           Catherine T. MacArthur
                                           Foundation (grant
                                           making) (June
                                           1998-December 2002);
                                           Vice President and
                                           Treasurer (1990-1998),
                                           Dartmouth College.

Eugene J. McDonald, 71 Trustee  December   Principal and Chief      Flag Funds
                                1997       Investment Officer,      Complex (26
                                           Quellos Private Capital  portfolios);
                                           Markets, LLC (private    National
                                           investment firm);        Commerce
                                           Executive Vice           Financial Corp.;
                                           President, Office of     Red Hat, Inc.;
                                           Investment Counsel,      Incara
                                           Duke University;         Pharmaceuticals
                                           President and CEO        Corporation.
                                           (1990-2000), Duke
                                           Management Company.

Dr. Thomas F.          Trustee  November   Professor, Weatherhead   None.
 Morrissey,  70                 1994       School of Management,
                                           Case Western Reserve
                                           University.

Karen F. Shepherd, 63  Trustee  August     Member, Shepherd         None.
                                2002       Properties, LC and
                                           Vincent  Shepherd
                                           Investments,   LC
                                           (real estate
                                           investments);   U.S.
                                           Executive Director
                                           (1996-2002), European
                                           Bank for Reconstruction
                                           and Development; Director,
                                           Majority Council (since
                                           May 2002), Emily's List
                                           (political action
                                           committee).

Frank A. Weil, 72      Trustee  December   Chairman, Abacus &       None.
                                1997       Associates, Inc.
                                           (private investment
                                           firm).

Leigh A. Wilson, 58    Trustee  November   Founder, Chairman and    Orbitex Life
                                1994       Chief Executive          Sciences &
                                           Officer, New Century     Biotechnology
                                           Care, Inc. (formerly     Fund, Inc.
                                           known as Glenleigh
                                           International Limited)
                                           (merchant bank); Chief
                                           Executive Officer
                                           (since 2001), The
                                           Kenning Institute
                                           (developer of health
                                           programs); Director,
                                           Chimney Rock Vineyard
                                           and Chimney Rock
                                           Winery.

                                       79

Interested Trustees.*

                       Positions
                       Held                                               Other
                       with      Date                                 Directorships
                       the      Commenced    Principal Occupation    Held in Public
Name and Age           Trust     Service     During Past 5 Years        Companies
------------           ------   ---------    -------------------     ----------------
Roger Noall, 68        Chairman December   Retired (since February  Alleghany
                       and      1997       2000); Executive         Corporation;
                       Trustee             (1997-2000), KeyCorp.    Elite
                                                                    Information
                                                                    Group, Inc.;
                                                                    Inktomi
                                                                    Corporation.

Donald E. Weston, 68   Trustee  Since      Retired (since March     None.
                                March      2000); Chairman (1998-
                                2000.      2000), Gradison
                                Advisory   McDonald Investments, a
                                Trustee,   division of McDonald
                                January    Investments Inc.
                                1999 to    ("McDonald"); Chairman
                                March 2000 (1991-October 1998),
                                           Gradison Division of
                                           McDonald & Company
                                           Securities, Inc. and
                                           Director, McDonald &
                                           Company Investments Inc.

The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee and a Board Process and Nominating Committee.

The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Hughes and Mr. Wilson. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the  Business and Legal  Committee  are Mr. Weil  (Chair),  Mr.
McDonald (Vice Chair), Ms. Hutton, Dr. Morrissey and Mr. Weston. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Ms. Hutton (Chair), Dr. Morrissey (Vice Chair), Mr. McDonald and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Process and Nominating Committee consists of Mr. McDonald (Chair), Mr. Andrews, Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board. The Committee generally will not consider nominee recommendations from Fund shareholders.

During the fiscal year ended October 31, 2002, the Board held five meetings. Each Committee held four meetings.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Victory Family of Investment Companies (comprised of the Trust and The Victory Variable Insurance Funds) as of December 31, 2002 (securities that are held in a deferred compensation plan are not considered to be beneficially owned by the Trustee). No Independent Trustee or his or her immediate family member owns beneficially or of

---------------
* Mr. Noall and Mr. Weston are "interested persons" of the Trust by reason of their prior relationships with KeyCorp or its affiliates.

record an interest in the Adviser or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of July 31, 2003, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

                                             Aggregate Dollar Range of Equity
                                            Securities Held in All Registered
                Dollar Range of Equity      Investment Companies Overseen by
                      Securities             Trustee in Family of Investment
  Trustee          Held in the Funds                    Companies
  -------          -----------------        ---------------------------------

Mr. Andrews     None                        None

Ms. Hughes      Prime Obligations Fund:
                 $1 -- $10,000              $1-- $10,000

Ms. Hutton      None                        None

Mr. McDonald    None                        None

Dr. Morrissey   Ohio Municipal Money Market
                Fund: $50,001 -- $100,000   $50,001 -- $100,000

Ms. Shepherd    None                        None

Mr. Wilson      None                        None


Interested Trustees.

                                             Aggregate Dollar Range of Equity
                                            Securities Held in All Registered
                Dollar Range of Equity      Investment Companies Overseen by
                      Securities             Trustee in Family of Investment
  Trustee          Held in the Funds                    Companies
  -------          -----------------        ---------------------------------

Mr. Noall       Stock Index Fund: Over      Over $100,000
                $100,000
                Value Fund: Over $100,000
                Growth Fund: $1 -- $10,000

Mr. Weil        None                        None

Mr. Weston      Ohio Municipal Bond Fund:
                $10,001 -- $50,000          Over $100,000
                Established Value Fund:
                $10,001 -- $50,000

Remuneration of Trustees and Certain Executive Officers.

The Trust pays each Trustee an annual fee of $40,000 for serving as Trustee of all the Funds of the Trust and an additional per meeting fee ($5,000 per in person and $2,500 per telephonic meeting). The following table indicates the estimated compensation received by each Trustee from Trust and the Victory "Fund Complex" for the fiscal year ended October 31, 2002. As of October 31, 2003, there were 26 mutual funds in the Victory "Fund Complex" for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.


                 Aggregate Compensation From     Total Compensation From Victory
Name of Trustee           the Trust                       "Fund Complex"
---------------  ---------------------------     ------------------------------

Mr. Andrews*                  $8,375                        $20,000

---------------
* Mr. Andrews became a Trustee effective August 7, 2002, Dr. Gazelle retired from the Board effective November 16, 2002, Ms. Hutton became a Trustee effective March 4, 2002 and Ms. Shepherd became a Trustee effective August 7, 2002.

                 Aggregate Compensation From     Total Compensation From Victory
Name of Trustee           the Trust                       "Fund Complex"
---------------  ---------------------------     ------------------------------
Dr. Harry Gazelle*            53,458                         58,458
Ms. Hughes                    53,458                         58,458
Ms. Hutton*                   35,375                         38,333
Mr. McDonald                  53,458                         58,458
Dr. Morrissey                 53,458                         58,458
Ms. Shepherd*                 18,375                         20,000
Mr. Wilson                    62,458                         67,458

Interested Trustees.


                 Aggregate Compensation From     Total Compensation From Victory
Name of Trustee           the Trust                       "Fund Complex"
---------------  ---------------------------     ------------------------------
Mr. Noall                   $53,458                         $58,458
Mr. Weil                     53,458                          58,458
Mr. Weston                   53,458                          58,458

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Fund complex as the Trust and each serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

                     Position   Date
                     with the   Commenced  Principal Occupation During Past 5
 Name and Age        Trust      Service    Years
 ------------        ---------  ---------  -----------------------------------

 Kathleen A.         President  May 2002   Senior  Managing   Director  of  the
 Dennis, 50                                Adviser.

 Lisa Hurley, 48     Vice       February   Since   May   1998,    Senior   Vice
                     President  2000       President  and  General  Counsel  of
                                           BISYS   Fund    Services;    General
                                           Counsel     of     Moore     Capital
                                           Management,  Inc.  from  May 1996 to
                                           May 1998.

 Irimga McKay, 43    Vice       December   Since  November  1998,  Senior  Vice
                     President  1998       President,  Client Services of BISYS
                                           Fund Services.

 Cynthia Lee         Secretary  December   Since  October  2002,   Director  of
 Lindsey, 45                    2002       Client   Services   of  BISYS   Fund
                                           Services;   from  November  1997  to
                                           October     2002,     Director    of
                                           Securities  Lending  of  BISYS  Fund
                                           Services.

 Jay G. Baris, 49    Assistant  December   Partner,  Kramer  Levin  Naftalis  &
                     Secretary  1997       Frankel   LLP;   since   July  1998,
                                           Director,   First   Investors   Life
                                           Insurance Company.

 Alaina Metz, 36     Assistant  December   Chief   Administrative   Officer  of
                     Secretary  1996       BISYS Fund Services.

 Adam S. Ness, 30    Treasurer  May 2003   Director  of   Financial   Services,
                                           BISyS Fund Services.

 William  J.  Tomko, Assistant  August     Group  President,  BISYS  Investment
 45                  Treasurer  1994       Services;  employee  of  BISYS  Fund
                                           Services.

                     Position   Date
                     with the   Commenced  Principal Occupation During Past 5
 Name and Age        Trust      Service    Years
 ------------        ---------  ---------  -----------------------------------

 Sue A. Walters, 52  Assistant  February   Director,     Compliance    Services
                     Vice       2003       (since  September  1999) and  Senior
                     President             Compliance  Analyst  (from July 1994
                     and                   to  September   1999),   BISYS  Fund
                     Anti-Money            Services.
                     Laundering
                     Compliance
                     Officer

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp. As of June 30, 2003, the Adviser and its affiliates managed assets totaling in excess of $63.3 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 2003, KeyCorp had an asset base of approximately $83.9 billion, with banking offices in 13 states from Maine to Alaska and trust and investment offices in 14 states. KeyCorp's McDonald, a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

--------------------------------------------------------------------------------
Institutional Money Market         0.20%
--------------------------------------------------------------------------------
Federal Money Market               0.25%
--------------------------------------------------------------------------------
Prime Obligations, Tax-Free Money  0.35%
Market
--------------------------------------------------------------------------------
Financial Reserves, Fund for       0.50%
Income, Ohio Municipal Money
Market
--------------------------------------------------------------------------------
Gradison Government  Reserves      0.50% on  the first  $400  million,  0.45% on
                                   the next $600  million,  0.40% on the next $1
                                   billion  and 0.35% on assets in  excess of $2
                                   billion
--------------------------------------------------------------------------------
Stock Index                        0.50% on  the first  $400  million,  0.45% on
                                   the  next $400 million and 0.40% on assets in
                                   excess of $800 million
--------------------------------------------------------------------------------
National Municipal Bond, New York  0.55%
Municipal Bond
--------------------------------------------------------------------------------
Ohio Municipal Bond                0.60%
--------------------------------------------------------------------------------
Diversified Stock                  0.65% on the first $800 million and 0.60%
                                   on assets in excess of $800 million
--------------------------------------------------------------------------------
Established  Value, Small Company  0.65% on the first $100  million,  0.55% on
Opportunity                        the next $100 million and 0.45% on assets
                                   in excess of $200 million
--------------------------------------------------------------------------------
Balanced                           0.70% on the first $400 million, 0.65% on
                                   the next $400 million and 0.60% on assets
                                   in excess of $800 million
--------------------------------------------------------------------------------
Focused Growth, Growth, Special    0.75% on the first $400 million, 0.65% on
Value, Value                       the next $400 million and 0.60% on assets
                                   in excess of $800 million
--------------------------------------------------------------------------------
Convertible, Intermediate Income   0.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Real Estate                        0.80%
--------------------------------------------------------------------------------

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the "Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information -- Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder. For the three fiscal years ended October 31, 2002, the Adviser earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

 ------------------------------------------------------------------------------------
                       2002                2001                 2000
 ------------------------------------------------------------------------------------
                 Fees       Fee        Fees        Fee          Fees        Fee
                 Paid       Reduction  Paid        Reduction    Paid        Reduction
 ------------------------------------------------------------------------------------
 Balanced        $2,504,510       $0   $3,305,678        $0    $3,342,704   $107,341
 ------------------------------------------------------------------------------------
 Convertible        546,232        0      679,102         0       634,496       N/A
 ------------------------------------------------------------------------------------
 Diversified
 Stock            8,242,417        0    7,998,002         0     7,471,929    110,288
 ------------------------------------------------------------------------------------
 Established
 Value            1,782,575        0    1,851,406   251,114     1,936,921    260,370
 ------------------------------------------------------------------------------------
 Federal Money
 Market           3,350,574  638,213    2,738,831   657,610     2,191,149    851,948
 ------------------------------------------------------------------------------------
 Financial
 Reserves         3,324,925        0    3,659,924         0     3,853,348       N/A
 ------------------------------------------------------------------------------------
 Fund for Income  2,410,869        0    1,641,936         0     1,127,900     70,662
 ------------------------------------------------------------------------------------
 Gradison Gov't
 Reserves        16,751,601  112,120    8,545,165 1,839,907     6,629,833  2,647,411
 ------------------------------------------------------------------------------------
 Growth           2,688,090        0    3,490,196         0     3,340,027     32,751
 ------------------------------------------------------------------------------------
 Institutional
 Money Mkt.       3,713,228        0    7,447,900         0     6,978,551    796,181
 ------------------------------------------------------------------------------------
 Intermediate
 Income           1,819,625  567,006    1,087,417   475,620     1,038,943    459,536
 ------------------------------------------------------------------------------------
 National Muni
 Bond               273,162  129,363      198,271    82,089        98,657     105,612
 ------------------------------------------------------------------------------------
 New York Muni
 Bond               69,260    47,852       67,851    25,444        51,276      35,495
 ------------------------------------------------------------------------------------
 Ohio Municipal
 Bond             1,199,109        0      932,661   149,688       697,266    368,431
 ------------------------------------------------------------------------------------
 Ohio Muni
 Money Mkt.       4,621,508        0    4,697,261         0     4,267,585    581,322
 ------------------------------------------------------------------------------------
 Prime
 Obligations      9,926,847        0    9,922,018         0     8,074,844       N/A
 ------------------------------------------------------------------------------------
 Real Estate        150,020   43,186       85,648    42,157        66,606     51,889
 ------------------------------------------------------------------------------------
 Small Co.
 Opportunity        779,695   11,969      674,791   136,280       783,948      9,405
 ------------------------------------------------------------------------------------
 Special Value    1,714,044        0    1,731,021         0     1,677,550     27,919
 ------------------------------------------------------------------------------------
 Stock Index      2,422,584   97,562    3,659,692   648,207     4,605,315    857,975
 ------------------------------------------------------------------------------------
 Tax-Free Money
 Market           2,556,038        0    2,602,592         0     2,527,510       N/A
 ------------------------------------------------------------------------------------
 Value            3,172,814        0    3,921,024         0     4,397,073     24,921
 ------------------------------------------------------------------------------------

Considerations of the Board in Continuing the Advisory Agreements. The Board approved the Advisory Agreement for the Focused Growth Fund on October 29, 2003 and it last approved the Advisory Agreements for the other Funds on December 3, 2002. In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion.

The Board carefully evaluated this information and was advised by legal counsel to the Funds and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreements, the Board reviewed numerous factors with respect to each Fund separately. The Board first reviewed each Fund's investment performance during the year. Although investment performance was a significant factor in determining that the agreements should be continued, the following additional factors, among others, were considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the
Adviser:

      o     Services provided under the agreements;

      o     Requirements of the Funds for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o     Fees payable for the services;

      o     Total expenses of each Fund;

      o The Adviser's commitments to operating the Funds at competitive expense levels;

      o Profitability of the Adviser with respect to its relationship with the Funds;

      o Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Funds through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser;

      o     Current economic and industry trends; and

      o     Historical relationship between each Fund and the Adviser.

Current management fees were reviewed in the context of the Adviser's profitability on a Fund by Fund basis. In addition, the Board reviewed an analysis prepared by an independent third party, comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

      o The fairness and reasonableness of the investment advisory fee payable to the Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds and the comparability of the fees paid to fees paid by other investment companies;

      o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives;

      o The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

      o     The   Adviser's   representations   regarding   its   staffing   and
            capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

      o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Code of Ethics.

Each of the Trust, the Adviser and BISYS Fund Services Ohio, Inc., the distributor of the Funds, has adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. The Code of Ethics provides that Investment personnel must refrain from certain trading practices and all access persons are required to report certain personal investment activities, including purchases or sales of securities that may be purchased or held by the Funds. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

Money Market Funds. Pursuant to the Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Board and, in accordance with each such Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by these Funds and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by these Funds are usually principal transactions, these Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 2002, these Funds paid no brokerage commissions. These Funds normally purchase portfolio securities directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. These Funds also may purchase securities from underwriters at prices that include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of these Funds require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of these Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Non-Money Market Funds. Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and, in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by these Funds and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer include a brokerage commission. At times, these Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by these Funds. While the Adviser generally seeks competitive spreads or commissions, each such Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting broker-dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to "work" a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker-dealer; the degree to which they have been available and responsive to the Adviser; the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser's attention by the particular broker-dealer. All trades executed on behalf of the Adviser in its discretion are charged at the same commission schedule, whether or not they are executed by a "soft dollar" broker-dealers generating research services used by the Adviser.

Subject to the consideration of obtaining best execution, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser's duty to seek best execution for its clients and, if such aggregation is consistent with the terms of the investment advisory agreement, with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day. In certain circumstances, a disparity in commission charges may exist among clients. When the full amount of a block execution is not executed, the partial amount actually executed generally is allocated ratably among participating client accounts; provided, however, that portfolio managers have the discretion to fill orders for certain accounts before others under the following circumstances: (a) orders for new accounts may be filled before existing accounts in the discretion and at the direction of the portfolio manager(s) responsible for such order; (b) orders for certain accounts may be filled before other accounts in the event that the securities purchased or sold in the block execution are of a small amount so as allocating such securities ratably is not feasible, advisable, or meaningful, provided that all accounts, taken as a whole, are treated fairly and equitably over time; and (c) in the discretion and at the direction of the portfolio manager(s) responsible for such orders, a partially filled order may be allocated first to those accounts where the purchase or sale of such security is most closely aligned with the established investment objective of the account receiving the allocation. In all of the foregoing circumstances, the market performance of the security being allocated shall not be a determinant in any deviation from a pro rata allocation.

Notwithstanding the foregoing, in the event that a proprietary account is participating with public accounts, such as the Funds, in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating proprietary and public accounts. In the event the portfolio manager deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to public accounts only.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

The following table shows the brokerage commissions that certain Non-Money Market Funds paid during the last three fiscal years ended October 31. The Fund for Income and the National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds paid no brokerage commissions during this period.

 ------------------------------------------------------------------
                              2002         2001          2000
 ------------------------------------------------------------------
 Balanced                  $306,711     $266,689        $275,732
 ------------------------------------------------------------------
 Convertible                 26,196       15,421          39,707
 ------------------------------------------------------------------
 Diversified Stock        4,058,118    2,425,828       2,027,538
 ------------------------------------------------------------------
 Established Value          801,883      565,601         478,706
 ------------------------------------------------------------------
 Growth                     412,161      414,362         245,901
 ------------------------------------------------------------------
 Intermediate Income              0          985           1,467
 ------------------------------------------------------------------
 Real Estate                 48,920       47,928          50,857
 ------------------------------------------------------------------
 Small Company
   Opportunity              272,973      189,965         207,490
 ------------------------------------------------------------------
 Special Value              670,161      478,550         489,697
 ------------------------------------------------------------------
 Stock Index                141,123      129,225         116,640
 ------------------------------------------------------------------
 Value                      641,644      595,755         448,831
 ------------------------------------------------------------------

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or BISYS or its affiliates and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald. McDonald is an affiliate of KeyBank. All transactions with McDonald must be completed in accordance with procedures approved by the Board.

During the fiscal year ended October 31, 2000 the Value Fund paid $1,050 in brokerage commissions to McDonald. During the fiscal year ended October 31, 2001, the Balanced, Convertible, Diversified Stock, Established Value, Growth, Special Value and Value Funds paid $17,088, $685, $132,340, $20,320, $4,052 $300 and $5,510, respectively, in brokerage commissions to McDonald.

The following table shows the following information for the fiscal year ended October 31, 2002: the commissions that each such Fund paid to McDonald; the percentage of each such Fund's aggregate brokerage commissions paid to McDonald; and the percentage of each such Fund's aggregate dollar amount of transactions involving the payment of commissions to McDonald.

 ---------------------------------------------------------------------------
                           Commissions  Percentage of     Percentage of
                             paid to     Commissions       Transactions
                            McDonald       paid to    involving Commissions
                                          McDonald       paid to McDonald
 ---------------------------------------------------------------------------
 Balanced                   $27,672          9.02%                  0.45%
 ---------------------------------------------------------------------------
 Diversified Stock          410,559         10.12%                  2.29%
 ---------------------------------------------------------------------------
 Established Value           67,262          8.39%                  2.49%
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                        Percentage of     Percentage of
                           Commissions   Commissions       Transactions
                             paid to       paid to    involving Commissions
                            McDonald      McDonald       paid to McDonald
 ---------------------------------------------------------------------------
 Growth                      13,734          3.33%                  1.83%
 ---------------------------------------------------------------------------
 Small Company                  380          0.14%                  0.02%
   Opportunity
 ---------------------------------------------------------------------------
 Special Value               16,820          2.51%                  0.49%
 ---------------------------------------------------------------------------
 Value                       41,817          6.52%                  2.57%
 ---------------------------------------------------------------------------

Directed Brokerage. During the fiscal year ended October 31, 2002, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Specialty Funds to brokers because of research services provided.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of October 31, 2002.

 ------------------------------------------------------------------------------
                                                 Type of
                                                Security
                                                (Debt or
          Fund              Broker-Dealer        Equity)      Aggregate Value
 ------------------------------------------------------------------------------
 Balanced                   Goldman Sachs       Debt               $404,100
 ------------------------------------------------------------------------------
                            Lehman Brothers     Debt                323,984
 ------------------------------------------------------------------------------
                            Morgan Stanley      Debt                211,473
 ------------------------------------------------------------------------------
 Convertible                Goldman Sachs       Debt                786,816
 ------------------------------------------------------------------------------
 Financial Reserves         Goldman Sachs       Debt             15,000,000
 ------------------------------------------------------------------------------
                            Merrill Lynch       Debt             25,227,085
 ------------------------------------------------------------------------------
 Growth                     Goldman Sachs       Equity              880,680
 ------------------------------------------------------------------------------
                            Morgan Stanley      Equity            1,066,408
 ------------------------------------------------------------------------------
 Institutional Money        Goldman Sachs       Debt             50,000,000
 Mkt.
 ------------------------------------------------------------------------------
                            Merrill Lynch       Debt             56,222,471
 ------------------------------------------------------------------------------
                            Salomon             Debt             69,979,583
 ------------------------------------------------------------------------------
 Intermediate Income        Goldman Sachs       Debt              2,480,870
 ------------------------------------------------------------------------------
                            Lehman Brothers     Debt              1,567,852
 ------------------------------------------------------------------------------
                            Morgan Stanley      Debt              2,406,345
 ------------------------------------------------------------------------------
 Prime Obligations          Goldman Sachs       Debt             85,005,109
 ------------------------------------------------------------------------------
                            Merrill Lynch       Debt             77,575,314
 ------------------------------------------------------------------------------
                            Salomon             Debt             18,712,110
 ------------------------------------------------------------------------------
 Special Value              AG Edwards          Equity              759,990
 ------------------------------------------------------------------------------
 Stock Index                Bear Stearns        Equity              232,784
 ------------------------------------------------------------------------------
                            Goldman Sachs       Equity            1,331,187
 ------------------------------------------------------------------------------
                            Lehman Brothers     Equity              500,365
 ------------------------------------------------------------------------------
                            Merrill Lynch       Equity            1,267,758
 ------------------------------------------------------------------------------
                            Morgan Stanley      Equity            1,646,627
 ------------------------------------------------------------------------------
                            Schwab              Equity              483,676
 ------------------------------------------------------------------------------
 Value                      Morgan Stanley      Equity            1,978,304
 ------------------------------------------------------------------------------

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Non-Money Market Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Non-Money Market Fund as a whole without distinguishing between the classes of shares issued. The following table shows the portfolio turnover rates for each Non-Money Market Fund for the two fiscal years ended October 31, 2002.

-------------------------------------------------------------------------------
                        2002      2001                        2002     2001
-------------------------------------------------------------------------------
Balanced                103%      116%    National Muni       330%     472%
                                          Bond
-------------------------------------------------------------------------------
Convertible              50%       72%    New York             23%      45%
                                          Municipal Bond
-------------------------------------------------------------------------------
Diversified Stock        85%       88%    Ohio Municipal       83%      96%
                                          Bond
-------------------------------------------------------------------------------
Established Value        74%       58%    Real Estate          23%      75%
-------------------------------------------------------------------------------
Fund for Income          53%       20%    Small Co.            60%      58%
                                          Opportunity
-------------------------------------------------------------------------------
Growth                   34%       50%    Special Value        82%      89%
-------------------------------------------------------------------------------
Intermediate Income     168%      278%    Stock Index           8%      10%
-------------------------------------------------------------------------------
                                          Value                40%      51%
-------------------------------------------------------------------------------

Administrator.

BISYS Fund Services, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated April 1, 2002 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under its agreement), subject to the supervision of the Board.

For the services rendered to the Funds and related expenses borne by the Administrator, the Fund complex pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund complex: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion. The Administrator may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder. The following table reflects the actual administration fees that each Fund paid and any fee reductions by the Administrator for the last three fiscal years ended October 31.


------------------------------------------------------------------------------------
                          2002                   2001                 2000
------------------------------------------------------------------------------------
                              Fee          Fees       Fee       Fees        Fee
                   Fees Paid  Reductions   Paid     Reductions  Paid     Reductions
------------------------------------------------------------------------------------
Balanced           $208,950   $242,561   $348,149   $237,704   $591,184        $0
------------------------------------------------------------------------------------
Convertible          96,252          0    135,852          0   126,900          0
------------------------------------------------------------------------------------
Diversified Stock  1,520,220         0   1,402,927    37,532   1,305,473   71,020
------------------------------------------------------------------------------------
Established Value   188,325    240,607    301,826    261,466   225,149     370,799
------------------------------------------------------------------------------------
Federal Money
  Market            967,462    886,264    815,142    753,444   730,347     696,880
------------------------------------------------------------------------------------
Financial Reserves  820,182          0    941,986          0   980,673          0
------------------------------------------------------------------------------------
Fund for Income     610,329          0    277,616    206,457   128,011     231,561
------------------------------------------------------------------------------------
Gradison Gov't
  Res.             2,732,333  2,136,930  1,711,115   980,325   1,156,071 1,218,842
------------------------------------------------------------------------------------
Growth              463,752          0    648,426          0   609,112          0
------------------------------------------------------------------------------------
Inst. Money Mkt    1,125,378   999,392   2,441,790  1,492,152  2,278,284 1,728,923
------------------------------------------------------------------------------------
Intermediate Inc.   415,567          0    312,758          0   299,699          0
------------------------------------------------------------------------------------
National Muni Bond   95,046          0     76,462          0    55,710          0
------------------------------------------------------------------------------------
New York Muni
  Bond               12,776     15,121     10,177     15,267     9,466      14,199
------------------------------------------------------------------------------------
Ohio Municipal
  Bond              261,274          0    270,587          0   266,427          0
------------------------------------------------------------------------------------
Ohio Muni Money
  Mkt              1,105,362         0   1,149,452         0   1,179,783        0
------------------------------------------------------------------------------------
Prime Obligations  3,211,426         0   3,044,852         0   2,517,100        0
------------------------------------------------------------------------------------
Real Estate Inv.     31,127          0     23,963          0    21,598          0
------------------------------------------------------------------------------------
Small Co. Opp'ty     67,154     97,479     69,039    124,891    67,320     121,778
------------------------------------------------------------------------------------
Special Value       295,819          0    324,567          0   309,309          0
------------------------------------------------------------------------------------
Stock Index               0    621,597          0    926,961         0   1,120,552
------------------------------------------------------------------------------------
Tax-Free Money Mkt  890,307          0    953,600          0   932,153          0
------------------------------------------------------------------------------------
Value               545,338          0    717,430          0   767,655          0
------------------------------------------------------------------------------------

Sub-Administrator.

The Adviser serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated April 1, 2002 (the "Sub-Administration Agreement"). As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those that the Adviser performs under the Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays the Adviser a fee, calculated at an annual rate of up to 0.03% of the Fund complex net assets. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund during the term of the Administration Agreement, including any renewals of that agreement and will terminate upon the termination of the Administration Agreement.

Under the Sub-Administration Agreement, the Adviser's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assisting in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS Fund Services Limited Partnership (the "Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2002.

--------------------------------------------------------------------------------------
                        2002                2001                 2000
--------------------------------------------------------------------------------------
                 Underwriting    Amount    Underwriting  Amount   Underwriting Amount
                 Commissions     Retained  Commissions   Retained Commissions  Retained
--------------------------------------------------------------------------------------
Balanced         $5,428           $824     $13,275       $1,790     $43,198    $28,701
--------------------------------------------------------------------------------------
Convertible      14,358          2,030      28,969        3,979       5,813        855
--------------------------------------------------------------------------------------
Diversified
  Stock          582,738         7,403     334,187       41,537     233,638     71,705
--------------------------------------------------------------------------------------
Established
  Value          12,562          1,986         705          105           0          0
--------------------------------------------------------------------------------------
Fund for Income  43,028              0       1,315          181       1,267        457
--------------------------------------------------------------------------------------
Growth            9,786          1,491      17,302        2,389      39,386      5,908
--------------------------------------------------------------------------------------
Intermediate
  Income         10,168              0       1,749          268       7,332      1,084
--------------------------------------------------------------------------------------
National Muni
  Bond           105,353             0      38,830        8,784       4,868      1,405
--------------------------------------------------------------------------------------
New York Muni
  Bond            6,375          2,390       4,889        1,247       8,409      3,051
--------------------------------------------------------------------------------------
Ohio Municipal
  Bond            8,983          3,667      25,536        6,577       8,691      1,637
--------------------------------------------------------------------------------------
Real Estate      42,977              0       4,997          688       5,695        819
--------------------------------------------------------------------------------------
Small Co. Opp'ty  5,440            726       2,465          342       3,802        526
--------------------------------------------------------------------------------------
Special Value     6,281            945       3,183          445       2,488        496
--------------------------------------------------------------------------------------
Stock Index      22,659          2,255      47,662        4,138      68,666     10,329
--------------------------------------------------------------------------------------
Value             3,315            469      11,949        1,622      32,805      4,589
--------------------------------------------------------------------------------------

Transfer Agent.

BISYS Fund Services Ohio, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002. Under its agreement with the Funds, BISYS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") on behalf of Class A, C and R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

"Defensive" Rule 12b-1 Plan. The Trust has adopted a "defensive" Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Convertible, Diversified Stock, Established Value, Financial Reserves, Federal Money Market, Focused Growth, Fund for Income, Growth, Institutional Money Market, Intermediate Income, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate, Small Company Opportunity, Special Value and Value Funds; the Class A and Class R shares of the Stock Index Fund; and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by these Funds pursuant to the Plan. Under this Plan, if a payment to the Advisers of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Fund for Income and the Balanced,
Diversified Stock, Established Value, Focused Growth, Gradison Government Reserves, Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund's transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Established Value, Focused Growth,, Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%. Select Class shares (formerly Class G shares) of the Gradison Government Reserves Fund pay no distribution or service fees. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker. The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year or period ended October 31, 2002. All such payments consisted of compensation to broker-dealers. Sales of Class C shares of the Funds shown in the following table began after February 28, 2002. Sales of Class C shares of the Balanced, Established Value, Gradison Government Reserves, Growth, Small Company Opportunity, Special Value and Value Funds began after October 31, 2002; these Funds, therefore, are not reflected in the Class C table below. Similarly, sales of Class C and Class R shares of the Focused Growth Fund began after October 31, 2003; accordingly, this Fund is reflected in neither of the following tables.

Class C Shares.

-------------------------------------
Diversified Stock          $8,688
-------------------------------------
Fund for Income             2,559
-------------------------------------
Real Estate                 1,241
-------------------------------------

Class R Shares.

-------------------------------------
Balanced                  $15,944
-------------------------------------
Diversified Stock         872,357
-------------------------------------
Established Value       1,306,777
-------------------------------------
Fund for Income           675,377
-------------------------------------
Real Estate                15,216
-------------------------------------
Growth                     40,538
-------------------------------------
Small Company
Opportunity               410,180
-------------------------------------
Special Value               5,952
-------------------------------------
Stock Index                58,388
-------------------------------------
Value                      46,463
-------------------------------------

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for all of the Funds pursuant to a fund accounting agreement with the Trust dated April 1, 2002. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. For each Equity Fund, the Fund Accountant is entitled to receive an annual fee of $60,000. Any Equity Fund with average daily net assets of less than $175 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $175 million. For each Fixed Income Fund, the Fund Accountant is entitled to receive an annual fee of $50,000. Any Fixed Income Fund with average daily net assets of less than $75 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $75 million. For each Money Market Fund, the Fund Accountant is entitled to receive an annual fee of $100,000. With respect to each Fund, the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class and a $5 per security transaction charge. For the last three fiscal years ended October 31, 2002, the Fund Accountant earned the following fees:

------------------------------------------------------------------------------
                                        2002          2001          2000
------------------------------------------------------------------------------
Balanced                              $135,691      $157,230      $153,677
------------------------------------------------------------------------------
Convertible                             60,093        61,656        49,942
------------------------------------------------------------------------------
Diversified Stock                      128,356       152,152       145,531
------------------------------------------------------------------------------
Established Value                       80,914        90,564        81,558
------------------------------------------------------------------------------
Federal Money Market                   122,888       128,435       125,281
------------------------------------------------------------------------------
Financial Reserves                     107,403       101,358       108,622
------------------------------------------------------------------------------
Fund for Income                        149,435       129,040        90,489
------------------------------------------------------------------------------
Gradison Government Reserves           117,743       128,073       125,644
------------------------------------------------------------------------------
Growth                                  84,913        96,737        93,305
------------------------------------------------------------------------------
Institutional Money Market             125,751       144,995       146,368
------------------------------------------------------------------------------
Intermediate Income                     91,767        88,830        86,263
------------------------------------------------------------------------------
National Municipal Bond                 67,754        58,861        57,379
------------------------------------------------------------------------------
New York Municipal Bond                 51,924        51,567        52,117
------------------------------------------------------------------------------
Ohio Municipal Bond                     89,350        86,460        83,673
------------------------------------------------------------------------------
Ohio Municipal Money Market            117,114       117,339       116,763
------------------------------------------------------------------------------
Prime Obligations                      127,644       142,750       141,998
------------------------------------------------------------------------------
Real Estate                             55,630        45,848        41,265
------------------------------------------------------------------------------
Small Company Opportunity               60,556        56,702        53,161
------------------------------------------------------------------------------
Special Value                           82,444        78,273        77,067
------------------------------------------------------------------------------
Stock Index                            182,028       202,401       173,358
------------------------------------------------------------------------------
Tax-Free Money Market                  111,386       106,364       103,914
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        2002          2001          2000
------------------------------------------------------------------------------
Value                                   86,971       101,998       100,180
------------------------------------------------------------------------------

Custodian.

General. Cash and securities owned by each of the Funds are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001. KeyBank is located at 127 Public Square, Cleveland, Ohio 44114. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund;
(2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. KeyBank may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Auditors.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information), in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

      1. Equity Income Fund, Class A Shares
      2. Maine Municipal Bond Fund (Intermediate), Class A Shares
      3. Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
      4. Michigan Municipal Bond Fund, Class A Shares
      5. National Municipal Bond Fund (Long), Class A Shares
      6. National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds' equity securities as of July 31, 2003, and the percentage of the outstanding shares held by such holders are set forth in the following table.

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
Balanced --A          Charles Schwab & Co Inc.             6.73%
                      Customers
                      101 Montgomery Street
                      San Francisco, CA 94104
--------------------------------------------------------------------------------
                      SBNOC and Company                   22.28%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Delaware Charter Guarantee &         5.05%
                      Trust
                      FBO Principal Financial Group
                      401K Plan
                      1013 Centre Road
                      Wilmington, DE 19805
--------------------------------------------------------------------------------
                      Union Bank TR Nominee                5.84%
                      FBO Select Benefit - Omnibus
                      PO BOX 85484
                      San Diego, CA 92186
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             47.38%
                      FBO KeyCorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Balanced-- C          Merrill Lynch Pierce Fenner &       70.07%
                      Smith
                      4800 E Deer Lake Dr  3rd Floor
                      Jacksonville, OH 32246
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           26.67%       26.67%
                      FBO C & J Hardman JTTEN
                      26403 Cottage Avenue
                      Elkhart, IN 46514
--------------------------------------------------------------------------------
Balanced-- R          McDonald Investments Inc             8.31%        8.31%
                      FBO Cleveland Indians
                      800 Superior Avenue
                      Cleveland, OH 44114
--------------------------------------------------------------------------------
                      Anesthesia Assoc. of Cincinnati,    10.06%       10.06%
                      Inc.
                      200 Northland Blvd.
                      Cincinnati, OH 45246
--------------------------------------------------------------------------------
Convertible-- A       Merrill Lynch Pierce Fenner &       14.80%
                      Smith
                      4800 E Deer Lake Drive 3rd Floor
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE              9.64%
                      FBO
                      KeyCorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
                      Charles Schwab & Co.                20.88%
                      FOB Customers
                      101 Montgomery Street
                      San Francisco, CA 94104
--------------------------------------------------------------------------------
                      SBNOC and Company                   37.65%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Diversified Stock-- A Charles Schwab & Co Inc              7.57%
                      Customers
                      101 Montgomery Street
                      San Francisco CA 94104
--------------------------------------------------------------------------------
                      JPMorgan Chase Bank                  6.42%
                      Deloitte & Touche 401K
                      3 Metro Tech Center 6th Floor
                      Brooklyn, NY 11245
--------------------------------------------------------------------------------
                      SNBOC and Company                   23.69%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE              5.12%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Diversified Stock-- C Merrill Lynch Pierce Fenner &       54.91%
                      Smith Inc
                      For Sole Benefit of its Customer
                      4800 Deer Lake Drive East
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
Established Value-- A BISYS Retirement Services FBO        5.65%
                      Advertiser Printers 401K Plan
                      700 17th Street  Suite 300
                      Denver, CO 80202
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             73.60%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Established Value-- C McDonald Investments Inc.           21.60%       21.60%
                      FBO Linda Rathbone IRA
                      932 Nottingham Drive
                      Cincinnati, OH 45255
--------------------------------------------------------------------------------
                      McDonald Investments Inc.            6.27%        6.27%
                      FBO James T Lynagh Jr IRA
                      620 Hunters Branch Lane NE
                      Atlanta, GA 30328-1725
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           19.83%       19.83%
                      FBO James C Zimmer IRA
                      61256 Putnam Road
                      Cassopolis, MI 49031
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           17.76%       17.76%
                      FBO Joe & Bonnie Stephens JTTEN
                      4253 Dry Run Dr
                      Hamilton, OH 45013
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           12.78%       12.78%
                      FBO Neanover IRA R/O
                      1580 Cleveland Avenue
                      Hamilton, OH 45013
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           17.84%       17.84%
                      FBO David & Mary Vahala JTTEN
                      58897 River Forest Drive
                      Goshen, IN 46528
--------------------------------------------------------------------------------
Federal Money Market  SNBOC and Company                   70.85%
--Investor            4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                   13.91%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Federal Money Market  SNBOC and Company                   97.79%
--Select              4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Financial Reserves    SNBOC and Company                   97.26%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Fund for Income-- A   Merrill Lynch Pierce Fenner &        8.35%
                      Smith
                      4800 Deer Lake Drive   3rd Floor
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      SNBOC and Company                   62.10%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
Fund for Income-- C   Merrill Lynch Pierce Fenner &       33.27%
                      Smith Inc
                      For Sole Benefit of its Customers
                      4800 Deer Lake Drive East
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
Gradison Government   SNBOC and Company                    6.21%
Reserves-- Select     4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                    5.25%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      McDonald & Co. Securities           63.48%
                      The Exclusive Benefit of Clients
                      580 Walnut Street  4th Floor
                      Cincinnati, OH  45202-3110
--------------------------------------------------------------------------------
                      SNBOC and Company                   20.86%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Gradison Government   SNBOC and Company                   99.82%
Reserves-- Trust      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Gradison Government   McDonald Investments Inc.           58.15%       58.15%
Reserves-- Class C    FBO Harvey Bialy
                      Rio Lerma #262
                      Colonia Vista Hermosa
                      Cuernavaca CP
                      Morelos, Mexico 62290
--------------------------------------------------------------------------------
                      McDonald Investments Inc.           41.45%       41.45%
                      FBO Harvey Bialy
                      Rio Lerma #262
                      Colonia Vista Hermosa
                      Cuernavaca CP
                      Morelos, Mexico 62290
--------------------------------------------------------------------------------
Growth-- A            JPMorgan Chase Bank                  9.12%
                      Deloitte & Touche PSP
                      Investor Services
                      3 Metro Tech Center 6th Floor
                      Brooklyn, NY 11245
--------------------------------------------------------------------------------
                      JPMorgan Chase Bank                 23.22%
                      Deloitte & Touche 401K Plan
                      Investor Services
                      3 Metro Tech Center 6th Floor
                      Brooklyn, NY 11245
--------------------------------------------------------------------------------
                      SNBOC and Company                   55.10%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE              6.51%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
Growth-- C            BISYS Fund Services                100.00%
                      Attn: Legal Services
                      60 State Street, Suite 1300
                      Boston, MA 02109
--------------------------------------------------------------------------------
Institutional Money   McDonald & Co. Securities            5.77%
Market-- Investor     The Exclusive Benefit of
                      Customers
                      580 Walnut Street
                      Cincinnati, OH  45202-3110
--------------------------------------------------------------------------------
                      SNBOC and Company                   17.02%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                   70.52%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Institutional Money   SNBOC and Company                   85.17%
Market-- Select       4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Austin Company                       6.23%
                      6095 Parkland Blvd
                      Cleveland OH 44124
--------------------------------------------------------------------------------
Intermediate Income   SNBOC and Company                   57.98%
--A                   4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             29.12%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
International-- A     SNBOC and Company                   84.32%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
International-- R     Werner Kummerle                      8.47%        8.47%
                      Sue Kummerle
                      6890 Marblehead Drive
                      Cincinnati, OH 45243
--------------------------------------------------------------------------------
National Municipal--  Charles Schwab & Co                  9.47%
A                     Customers
                      101 Montgomery Street
                      San Francisco, CA 94104
--------------------------------------------------------------------------------
                      Merrill Lynch Pierce Fenner &        6.45%
                      Smith
                      4800 E Deer Lake Dr  3rd Floor
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      SNBOC and Company                   18.49%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
New York Municipal    SNBOC and Company                   30.27%
Bond-- A              4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Ohio Municipal Bond   SNBOC and Company                   28.81%
--A                   4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
Ohio Municipal Money  SNBOC and Company                   12.00%
Market                4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                   45.04%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      McDonald & Co. Securities           35.06%
                      The Exclusive Benefit of Clients
                      580 Walnut Street
                      Cincinnati, OH 45202
--------------------------------------------------------------------------------
Prime Obligations-- A McDonald & Co. Securities           24.23%
                      The Exclusive Benefit of
                      Customers
                      580 Walnut Street
                      Cincinnati, OH 45202
--------------------------------------------------------------------------------
                      SNBOC and Company                   27.31%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                   37.21%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Real Estate-- A       SNBOC and Company                   48.09%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Merrill Lynch Pierce Fenner &       28.50%
                      Smith
                      4800 E Deer Lake Drive
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTEE             6.53%
                      FBO
                      KeyCorp 401K Savings Plan
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Real Estate-- C       Merrill Lynch Pierce Fenner &       66.51%
                      Smith Inc
                      For Sole Benefit of its Customer
                      4800 Deer Lake Drive East
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      Raymond James Assoc Inc              9.96%
                      FBO Ankney IRA
                      880 Carillion Parkway
                      St Petersburg, FL 33716
--------------------------------------------------------------------------------
Real Estate-- R       Werner Kummerle JT TEN              20.78%       20.78%
                      6890 Marblehead Dr
                      Cincinnati, OH 45243
--------------------------------------------------------------------------------
Small Company         SNBOC and Company                   36.96%
Opportunity-- A       4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Huntington Bank                      7.48%
                      Carey & Co.
                      7 Easton Oval
                      Columbus, OH 43219
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             43.81%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Small Company         Merrill Lynch Pierce Fenner &       52.82%
Opportunity-- C       Smith
                      4800 E Deer Lake Dr  3rd Floor
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      BISYS Fund Services                 23.97%
                      Attn: Legal Services
                      60 State Street, Suite 1300
                      Boston, MA 02109
--------------------------------------------------------------------------------
                      McDonald Investments Inc            20.24%
                      FBO Michael S Valencic
                      C/o Walter Sweenty
                      17 Camargo Cyn
                      Cincinnati, OH 45243
--------------------------------------------------------------------------------
Special Value-- A     SNBOC and Company                   72.33%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             20.34%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Special Value-- C     BISYS Fund Services                  5.13%
                      Attn: Legal Services
                      60 State Street, Suite 1300
                      Boston, MA 02109
--------------------------------------------------------------------------------
                      McDonald Investments Inc             6.03%        6.03%
                      FBO David Carvel Roth IRA
                      72 Stroudwater Road
                      Portland, ME 04102
--------------------------------------------------------------------------------
                      McDonald Investments Inc             6.03%        6.03%
                      FBO David Carvel Roth IRA
                      72 Stroudwater Road
                      Portland, ME 04102
--------------------------------------------------------------------------------
                      Raymond James Assoc Inc.            34.17%
                      FBO NAU IRA
                      880 Carillon Pkwy
                      St Petersburg, FL 33716
--------------------------------------------------------------------------------
                      McDonald Investments Inc            15.55%       15.55%
                      FBO Thomas Hallett SEP IRA
                      329 Greely Road
                      North Yarmouth, ME 04097
--------------------------------------------------------------------------------
                      McDonald Investments Inc             5.19%        5.19%
                      FBO Harry Strother Roth IRA
                      525 Saint John Street
                      Portland, ME 04102
--------------------------------------------------------------------------------
                      McDonald Investments Inc             8.68%        8.68%
                      FBO Joseph Takacs IRA R/O
                      5810 Sawsey Road
                      Rock Creek, OH 44084
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent      Percent
                                                            Owned of       Owned
    Fund -- Class          Name and Address of Owner      Record    Beneficially
--------------------------------------------------------------------------------
                      McDonald Investments Inc             5.28%        5.28%
                      FBO George P St Pierre IRA
                      226 Cumberland Road
                      North Yarmouth, ME 04097
--------------------------------------------------------------------------------
Special Value-- R     SNBOC and Company                   10.87%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
Stock Index-- A       SNBOC and Company                   52.46%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Delaware Charter Guarantee &        20.01%
                      Trust
                      FBO Principal Financial Group
                      401K Plan
                      1013 Centre Road
                      Wilmington, DE 19805
--------------------------------------------------------------------------------
Tax-Free Money Market SNBOC and Company                   17.88%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      SNBOC and Company                   37.94%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      McDonald & Co. Securities           38.42%
                      The Exclusive Benefit of Clients
                      580 Walnut Street
                      Cincinnati, OH  45202-3110
--------------------------------------------------------------------------------
Value-- A             Charles Schwab & Co Inc              6.69%
                      Customers
                      101 Montgomery Street
                      San Francisco, CA 94104
--------------------------------------------------------------------------------
                      SNBOC and Company                   16.26%
                      4900 Tiedeman Road
                      Brooklyn, OH 44144
--------------------------------------------------------------------------------
                      Wilmington Trust Co TTE             66.62%
                      FBO
                      Keycorp 401K Savings Plan
                      PO BOX 8971
                      Wilmington, DE 19899
--------------------------------------------------------------------------------
Value-- C             Merrill Lynch Pierce Fenner &       89.81%
                      Smith
                      4800 E Deer Lake Drive 3rd Floor
                      Jacksonville, FL 32246
--------------------------------------------------------------------------------
                      McDonald Investments Inc             6.38%        6.38%
                      FBO Becky Bonhama IRA
                      52227 Broken Arrow Drive
                      Granger, IN 46530
--------------------------------------------------------------------------------

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds (other than the Focused Growth Fund), for the fiscal period or year ended October 31, 2002, and the un-audited financial statements of the Trust, with respect to all the Funds (other than the Focused Growth Fund), for the six months ended April 30, 2003, are incorporated by reference herein.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board. The Board may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles. Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.

Moody's

      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's two highest short-term debt ratings.

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.
-     High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Short-Term Loan/Municipal Note Ratings. The following describes Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P

      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1 rated securities.

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's three highest short-term debt ratings.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

Fitch

      International Long-Term Credit Ratings

            Investment Grade

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

            Speculative Grade

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      International Short-Term Credit Ratings. The following describes Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      Notes to Long- and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                                       on
                                    Form N-1A

PART C.     OTHER INFORMATION

Item 23.

            Exhibits:

(a)(1)      Certificate of Trust. (1)

(a)(2)(a) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)   Schedule A to Trust Instrument, as amended February 5, 2003. (3)

(b)         Bylaws, Amended and Restated as of August 28, 1998.(4)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. (the "First Advisory Agreement"). (5)

(d)(1)(b) Schedule A to the First Advisory Agreement, as amended March 1, 2002. (3)

(d)(1)(c)   Addendum to the First Advisory Agreement, dated May 23, 2001. (6)

(d)(2)(a) Investment Advisory Agreement dated March 1, 1997 between Registrant and Key Asset Management Inc. regarding the Established Value, Gradison Government Reserves, Nasdaq-100 Index and Real Estate Funds (the "Second Advisory Agreement). (7)

(d)(2)(b) Schedule A to the Second Advisory Agreement, as amended February 26, 2002. (6)

(d)(2)(c) Addendum to the Second Investment Advisory Agreement dated May 23, 2001. (6)

(d)(3)(a) Investment Advisory Agreement dated June 1, 1998 between Registrant and Key Asset Management Inc. regarding the International Fund (the "Third Advisory Agreement"). (4)

---------------
(1) Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2) Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3) Filed as an Exhibit to Post-Effective Amendment No. 68 to Registrant's Registration Statement on Form N-1A filed electronically on February 27, 2003, accession number 0000922423-03-000235.

(4) Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

(5) Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(6) Filed as an Exhibit to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2002, accession number 0000922423-02-000261.

(7) Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(d)(3)(b)   Addendum to the Third Advisory Agreement, dated May 23, 2001. (6)

(d)(4) Portfolio Management Agreement dated June 1, 2002 between Key Asset Management Inc. and Templeton Investment Counsel, LLC, regarding the International Fund. (8)

(e) Distribution Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Limited Partnership. (8)

(f)         None.

(g)(1)(a) Amended and Restated Mutual Fund Custody Agreement dated July 2, 2001 between Registrant and KeyBank National Association. (6)

(g)(1)(b) Attachment A to the Mutual Fund Custody Agreement, as amended February 5, 2003. (3)

(g)(1)(c) Amendment to the Amended and Restated Mutual Fund Custody Agreement dated February 5, 2003.

(g)(2) Global Custody Agreement dated October 14, 1999 between The Bank of New York and Key Trust Company of Ohio.(2)

(g)(3)      Amendment to Global Custody Agreement, dated April 1, 2001. (6)

(g)(4)(a) Foreign Custody Manager Agreement dated July 2, 2001 between The Bank of New York and Registrant. (6)

(g)(4)(b) Schedule A to Foreign Custody Manager Agreement, as amended February 5, 2003. (3)

(h)(1)      Form of Broker-Dealer Agreement. (9)

(h)(2)(a) Administration Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Ohio, Inc. (8)

(h)(3)(a) Sub-Administration Agreement dated April 1, 2002 between BISYS Fund Services Ohio, Inc. and Victory Capital Management Inc. (8)

(h)(4) Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Ohio, Inc. (8)

(h)(4)(a) Supplement to Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Ohio, Inc. (8)

(h)(4)(b) Amendment to Transfer Agency Agreement dated July 24, 2002 between Registrant and BISYS Fund Services Ohio, Inc. (8)

(h)(5) Fund Accounting Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Ohio, Inc. (8)

(h)(6) Expense Limitation Agreement dated February 6, 2001 between the Registrant and Key Asset Management Inc. (10)

(h)(7)(a) Schedule A to Expense Limitation Agreement, as revised February 26, 2002. (6)

---------------
(8) Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(9) Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(10) Filed as an Exhibit to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A filed electronically on February 23, 2001, accession number 0000922423-00-000239.

(i)(1) Opinion and consent of Kramer Levin Naftalis & Frankel LLP, regarding all Funds (except the Focused Growth Fund), dated February 27, 2003. (3)

(i)(2)      Consent of Kramer Levin Naftalis & Frankel LLP.

(j)         Consent of PricewaterhouseCoopers LLP.

(k)         Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(l)(3) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)   Distribution and Service Plan dated June 5, 1995. (5)

(m)(1)(b) Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of February 26, 2002. (9)

(m)(2)(a) Distribution and Service Plan dated March 27, 2000 for certain Funds. (2)

(m)(2)(b) Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 12, 2002. (9)

(m)(3)(a) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant.(11)

(m)(3)(b) Schedule I to Distribution and Service Plan for Class G Shares, revised as of May 23, 2001. (12)

(m)(4)(a) Distribution and Service Plan dated February 26, 2002 for Class C Shares of Registrant. (6)

(m)(4)(b) Schedule I to Distribution and Service Plan for Class C Shares, as revised February 26, 2002. (6)

(m)(4)(c)   Form of Broker-Dealer Agreement for C Class Shares. (6)

(m)(5)(a)   Shareholder Servicing Plan dated June 5, 1995. (5)

(m)(5)(b) Schedule I to the Shareholder Servicing Plan, revised as of February 26, 2002. (6)

(m)(5)(c)   Form of Shareholder Servicing Agreement.

(m)(5)(d) Form of Shareholder Servicing Agreement for non-financial services firms. (6)

(n) Amended and Restated Rule 18f-3 Multi-Class Plan, as amended February 5, 2003. (3)

(p)(1)      Code of Ethics of Registrant. (11)

(p)(2)      Code of Ethics of Victory Capital Management Inc. (8)

(p)(3)      Code of Ethics of BISYS Fund Services.(2)

---------------
(11) Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

(12) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-14 filed electronically on December 14, 2001, accession number 0000922423-01-501153.

(p)(4)      Code of Ethics of Templeton Investment Counsel, LLC. (8)

            Powers of Attorney of Frankie D. Hughes, Thomas F. Morrissey, Eugene
            J. McDonald, Donald E. Weston and Leigh A. Wilson. (2)

            Powers of Attorney of Nigel D. T. Andrews, Lyn Hutton and Karen Shepherd. (8)

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            None.

Item 25.    Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

        (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

        (ii)the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

        (ii)in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the "Adviser") is the investment adviser to each Fund of The Victory Portfolios. The Adviser is a wholly-owned indirect subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $83.9 billion as of June 30, 2003. KeyCorp is a leading financial institution doing business in 14 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies. As of June 30, 2003, the Adviser and its affiliates have over $61.6 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

Templeton Investment Counsel, LLC ("Templeton") serves as the sub-adviser to the International Fund. Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc., a New York Stock Exchange listed company that is also known as Franklin Templeton Investments. Templeton is a registered investment adviser with the Securities and Exchange Commission. The principal office of Templeton is 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394.

To the knowledge of Registrant, none of the directors or officers of the Adviser or Templeton, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Directors:

Anthony Aveni        o  Director, Senior Managing Director and Chief
                        Investment Officer.
Richard J. Buoncore  o  Director, President, Chief Executive Officer and
                        Senior Managing Director.
Vincent DeP. Farrell o  Chairman.  Also, Chief Investment Officer and Senior
                        Managing Director of Spears, Benzak, Salomon & Farrell
                        Division.

Other Officers:

William J. Blake     o  Secretary.
Kenneth F. Fox       o  Chief Compliance Officer.
Cynthia G. Koury     o  Senior Managing Director.
Gary R. Martzolf     o  Senior Managing Director.
Peter Scharich       o  Chief Financial Officer.
Mark Summers         o  Chief Administrative Officer.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers of Templeton are as follows:

Donald F. Reed       o  Chief Executive Officer, Templeton; Executive
                        Vice President and Director, Templeton Worldwide, Inc.;
                        President, Chief Executive Officer and Director,
                        Franklin Templeton Investments Corp.; officer and/or director of other subsidiaries of Franklin Resources, Inc.

Gary P. Motyl        o  President and Portfolio Manager, Templeton;
                        officer and/or director of other subsidiaries of Franklin Resources, Inc.

The business address of each of the foregoing individuals is 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394.

Item 27.    Principal Underwriter

(a) BISYS Fund Services Limited Partnership (the "Distributor") acts as principal underwriter for the following investment companies:

Ambassador Funds                     American Performance Funds
American Independence Funds Trust    BB&T Funds

AmSouth Funds                        The Eureka Funds
The Coventry Group                   HSBC Advisor Funds Trust
The Hirtle Callaghan Trust           HSBC Investor Funds
LEADER Mutual Funds                  HSBC Investor Portfolios
Mercantile Funds, Inc.               The Infinity Mutual Funds, Inc.
Pacific Capital Funds                MMA Praxis Mutual Funds
Variable Insurance Funds             Old Westbury Funds, Inc.
The Victory Variable Insurance Funds USAllianz Variable Insurance Products Trust
Vintage Mutual Funds, Inc.           The Victory Portfolios
                                     The Willamette Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Partners, Directors and Officers of the Distributor is as follows:

   Name and Address            Position with Underwriter Position with Fund

   BISYS Fund Services Ohio,   Sole Limited Partner      None
   Inc.
   3435 Stelzer Road
   Columbus, OH  43219

   BISYS Fund Services, Inc.*  Sole General Partner      None
   3435 Stelzer Road
   Columbus, OH 43219

  ______________________________
  * Joycelyn E. Follmer - Executive Representative
     William J. Tomko - Supervising Principal


(c) Not applicable.

Item 28.    Location of Accounts and Records

(1) Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394 (records relating to its function as investment sub-adviser for the International Fund only).

(3) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian, securities lending agent and shareholder servicing agent).

(4) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator, fund accountant, dividend disbursing agent and shareholder servicing agent).

(5) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(6) The Bank of New York, One Wall Street, New York, New York 10286 (records relating to its function as sub-custodian of the Balanced, Convertible, International and Real Estate Funds).

Item 29.    Management Services

            None.

Item 30.    Undertakings

            None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 18th day of August, 2003.

                                    THE VICTORY PORTFOLIOS
                                    (Registrant)


                                    By:/s/ Kathleen A. Denni
                                       --------------------------------------
                                          Kathleen A. Dennis, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of August, 2003.

/s/ Roger Noall                      Chairman of the Board and Trustee
---------------------------------
Roger Noall

/s/ Kathleen A Dennis                President
---------------------------------
Kathleen A. Dennis

/s/ Adam S. Ness                     Treasurer
---------------------------------
Adam S. Ness

            *                        Trustee
---------------------------------
Leigh A. Wilson

            *                        Trustee
---------------------------------
Frankie D. Hughes

            *                        Trustee
---------------------------------
Eugene J. McDonald

            *                        Trustee
---------------------------------
Thomas F. Morrissey

            *                        Trustee
---------------------------------
Frank A. Weil

            *                        Trustee
---------------------------------
Donald E. Weston

            *                        Trustee
---------------------------------
Lyn Hutton

            *                        Trustee
---------------------------------
Karen F. Shepherd

            *                        Trustee
---------------------------------
Nigel D. T. Andrews


*By: /s/ Jay G. Baris
    ---------------------------------
      Jay G. Baris
      Attorney-in-Fact

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number

             Exhibits:

EX-99.g Amendment to the Amended and Restated Mutual Fund Custody Agreement dated February 5, 2003.

EX-99.i     Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j     Consent of PricewaterhouseCoopers LLP.

EX-99.m     Form of Shareholder Servicing Agreement.